EXHIBIT 99.2

Regency Centers Corporation

December 31, 2007

Supplemental Information

Investor Relations

Diane Ortolano

One Independent Drive, Suite 114

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At December 31, 2007, Regency’s total market capitalization was $6.9 billion.

As of December 31, 2007, the Company owned 451 shopping centers and single tenant properties, including those held in co-investment partnerships. Total gross leasable area (GLA) under management, including tenant-owned square footage was 59 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s portfolio is distinguished by attractive demographics and strong retailers. The average household income in the trade area of Regency’s centers is over $85,000, nearly 30% higher than the national average. Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target, which drive traffic into our centers. In addition, 77% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. For the past eight years, this combination of compelling demographics and quality tenants has produced occupancy rates of approximately 95% and average net operating income (NOI) growth in excess of 3% per year.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 187 shopping centers, including those currently in-process, representing an investment at completion of nearly $3.0 billion. At the end of the fourth quarter of 2007, Regency had 50 projects under development for an estimated total investment at completion of $1.1 billion. These in-process developments are 55% funded and 80% leased and committed.

Regency employs a self-funding capital strategy to fund its growth. The culling of non-strategic assets and our industry-leading co-investment partnership program are integral components of this strategy. Our co-investment partners provide an embedded market for our developments and acquisitions, enabling Regency to generate a growing stream of third-party revenue while profitably growing the portfolio. In the past six years, capital recycling and co-investment partnerships have enabled Regency to cost effectively fund over $8.0 billion in investments.

Regency has centers located in the top markets in the country and has 21 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit our web site at www.RegencyCenters.com for more information.

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended December 31, 2007. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Table of Contents

December 31, 2007

Highlights	1

Summary Information:

Summary Financial Information	2

Summary Real Estate Information	3

Financial Information:

Consolidated Balance Sheets	4

Consolidated Statements of Operations (FFO format)	5

Reconciliation of FFO to Net Income	6

Consolidated Statements of Operations (GAAP basis)	7

Summary of Consolidated Debt	8-9

Summary of Preferred Units and Stock	10

Investment Activity:

Acquisitions, Dispositions and Sales	11-13

Development Information	14-18

Co-investment Partnerships:

Unconsolidated Investments	19

Unconsolidated Balance Sheets	20-21

Unconsolidated Statements of Operations	22-23

Summary of Unconsolidated Debt	24

Real Estate Information:

Leasing Statistics	25-26

Average Base Rent by State	27-28

Portfolio Summary Report by Region	29-36

Significant Tenant Rents	37-38

Lease Expiration Schedule	39-40

Forward-Looking Information:

Earnings and Valuation Guidance	41

FFO per Share Guidance Reconciliation	42

Highlights

December 31, 2007

Operating Results

(Wholly-owned and Regency’s pro-rata share of co-investment partnerships)

For the quarter ended December 31, 2007, same property NOI growth was 3.3%. Operating properties were 95.0% leased. Rent growth was 11.3%.

For the year ended December 31, 2007, same property NOI growth was 3.0%. Operating properties were 95.0% leased. Rent growth was 13.0%.

Operating Results

(Wholly-owned and 100% of co-investment partnerships)

For the quarter ended December 31, 2007, same property NOI growth was 3.5%. Operating properties were 95.2% leased. Rent growth was 11.5%.

For the year ended December 31, 2007, same property NOI growth was 3.2%. Operating properties were 95.2% leased. Rent growth was 13.0%.

During the quarter, 2.0 million square feet of GLA was renewed or newly leased through 485 leasing transactions.

During the year, 7.2 million square feet of GLA was renewed or newly leased through 1,883 leasing transactions.

Financial Results

Funds From Operations for the quarter was $81.2 million, or $1.16 per diluted share. Net income for the quarter was $50.6 million, or $0.72 per diluted share.

Funds From Operations for the year was $293.9 million, or $4.20 per diluted share. Net income for the year was $184.0 million, or $2.65 per diluted share.

Development Activity

At quarter end, Regency had 50 projects in process for an estimated net development cost of $1.1 billion and an expected return of 8.96%.

For more information on this development activity, please see pages 14-15.

Acquisition & Disposition Activity

During the fourth quarter, Regency:

•	Purchased seven co-investment properties at a cost of $76.7 million and a weighted average cap rate of 6.92%. Regency’s share of the purchase price was $15.3 million.

•	Contributed three completed development properties to Regency’s open-end fund at a gross contribution value of $56.5 million and a weighted average cap rate of 6.28%.

•	Sold eight co-investment operating properties at a weighted average cap rate of 6.84%. Regency’s share of the gross sales price was $26.0 million.

•	Sold three completed development properties at a gross sales price of $47.8 million and a weighted average cap rate of 6.35%. Regency’s share of the gross sales price was $36.8 million.

For more information on these acquisitions & dispositions, please see pages 11-13.

Summary Financial Information

December 31, 2007

	Three Months Ended		Year to Date
Financial Results	2007	2006	2007	2006
Net Income for common stockholders	$50,560,865	$61,460,879	$183,975,177	$198,836,277
Basic EPS	$0.73	$0.89	$2.65	$2.91
Diluted EPS	$0.72	$0.89	$2.65	$2.89
Diluted EPS per share growth rate	-19.1%		-8.3%
Funds from Operations for common stockholders	$81,219,088	$77,032,392	$293,890,653	$269,959,789
FFO per share—Basic	$1.16	$1.11	$4.22	$3.91
FFO per share—Diluted	$1.16	$1.10	$4.20	$3.88
Diluted FFO per share growth rate	5.5%		8.2%
Dividends paid per share and unit	$0.660	$0.595	$2.640	$2.380
Payout ratio of Diluted FFO per share	56.9%	54.1%	62.9%	61.3%
Interest Coverage Ratios
Interest only	3.5	3.8	3.4	3.6
Capitalized interest	$9,353,368	$7,020,526	$35,423,774	$23,951,975
Fixed Charge (Regency only)	2.9	3.0	2.8	2.9
Fixed Charge (with pro-rata share of partnerships)	2.6	2.6	2.5	2.5

Capital Information	12/31/07	YTD Change	12/31/06	12/31/05
Closing common stock price per share	$64.49	$(13.68)	$78.17	$58.95
Shareholder Return (assumes no reinvestment of dividends)	-14.1%

Common Shares and Equivalents Outstanding	70,112,248	353,427	69,758,821	69,218,483

Market equity value of Common and Convertible shares	$4,521,539	$(931,508)	$5,453,047	$4,080,430
Non-Convertible Preferred Units and shares	325,000	—	325,000	325,000
Outstanding debt (000’s)	$2,007,975	$432,589	$1,575,385	$1,613,942
Total market capitalization (000’s)	$6,854,514	$(498,919)	$7,353,433	$6,019,371
Debt to Total Market Capitalization	29.3%	7.9%	21.4%	26.8%

Total real estate at cost before depreciation (000’s)	$4,398,195	$496,561	$3,901,634	$3,775,433
Total assets at cost before depreciation (000’s)	$4,640,509	$541,335	$4,099,175	$3,996,828
Debt to Total Assets before Depreciation	43.3%	4.8%	38.4%	40.4%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	69,638,637	620,642	69,017,995	67,966,343
Exchangeable O.P. Units held by minority interests	473,611	(267,215)	740,826	1,252,140

Total Common Shares and Equivalents	70,112,248	353,427	69,758,821	69,218,483

Summary Real Estate Information

December 31, 2007

Wholly-Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

	12/31/07	12/31/06
Gross Leasable Area (GLA)	31,791,357	30,378,539
GLA including anchor-owned stores	37,587,096	35,528,178

% leased—Operating and development properties	89.4%	88.7%
% leased—Operating properties only	95.0%	95.2%

Rental rate growth—YTD (1)	13.0%	12.6%
Same property NOI growth—YTD	3.0%	3.8%

Wholly-Owned and 100% of Co-investment Partnerships

	12/31/07	12/31/06
Gross Leasable Area (GLA)	51,106,824	47,187,462
GLA including anchor-owned stores	59,198,217	53,501,601
GLA under development	5,232,481	4,991,716

Number of retail shopping centers	451	405
Number of centers under development (excluding expansions)	49	47
Number of grocery-anchored shopping centers	360	322

% leased—Operating and development properties	91.7%	91.0%
% leased—Operating properties only	95.2%	95.4%

Rental rate growth—YTD (1)	13.0%	12.5%
Same property NOI growth—YTD	3.2%	3.4%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

December 31, 2007, 2006 and 2005

	2007	2006	2005
Assets
Real estate investments at cost:
Operating properties	$3,059,355,394	2,826,485,380	2,779,571,863
Properties in development	905,929,461	615,450,669	413,676,569

	3,965,284,855	3,441,936,049	3,193,248,432
Operating properties held for sale	—	25,607,741	36,567,246
Less: accumulated depreciation	497,498,468	427,389,404	380,612,771

	3,467,786,387	3,040,154,386	2,849,202,907
Investments in real estate partnerships	432,910,064	434,089,822	545,617,124

Net real estate investments	3,900,696,451	3,474,244,208	3,394,820,031
Cash and cash equivalents	18,667,717	34,046,219	42,458,314
Notes receivable	44,542,740	19,988,087	46,472,575
Tenant receivables, net of allowance for uncollectible accounts	75,440,580	67,161,676	56,877,770
Deferred costs, less accumulated amortization	52,784,152	40,989,102	41,656,834
Acquired lease intangible assets, net	17,227,865	12,315,042	10,181,568
Other assets	33,651,422	23,040,830	23,748,340

	$4,143,010,927	3,671,785,164	3,616,215,432

Liabilities and Stockholders’ Equity
Notes payable	$1,799,974,913	1,454,385,498	1,451,941,831
Unsecured line of credit	208,000,000	121,000,000	162,000,000

Total notes payable	2,007,974,913	1,575,385,498	1,613,941,831

Tenants’ security and escrow deposits	11,436,472	10,517,225	10,276,317
Acquired lease intangible liabilities, net	10,353,746	7,729,080	4,207,138
Accounts payable and other liabilities	164,478,807	140,940,055	110,800,014

Total liabilities	2,194,243,938	1,734,571,858	1,739,225,300

Preferred units	49,157,977	49,157,977	49,157,977
Exchangeable operating partnership units	10,831,917	16,941,350	27,918,461
Limited partners’ interest in consolidated partnerships	18,392,152	17,797,344	11,088,193

Total minority interests	78,382,046	83,896,671	88,164,631

Stockholders’ Equity
Preferred stock	275,000,000	275,000,000	275,000,000
Common stock, $.01 par	751,687	744,318	732,635
Additional paid in capital, net of treasury stock	1,654,866,175	1,632,787,270	1,602,206,748
Accumulated other comprehensive (loss) income	(18,916,679)	(13,317,497)	(11,692,345)
Distributions in excess of net income	(41,316,240)	(41,897,456)	(77,421,537)

Total stockholders’ equity	1,870,384,943	1,853,316,635	1,788,825,501

	$4,143,010,927	3,671,785,164	3,616,215,432

Ratios	2007	2006	2005
Debt to real estate assets, before depreciation	45.7%	40.4%	42.7%
Debt to total assets, before depreciation	43.3%	38.4%	40.4%
Debt to total assets, before depreciation and including prorata share of JV’s	48.9%	45.3%	48.9%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV’s	54.9%	52.0%	55.5%
Unsecured assets to total real estate assets (wholly-owned only)	87.5%	83.5%	82.1%
Unsecured NOI to total NOI (wholly-owned only)	87.5%	83.1%	82.2%

Consolidated Statements of Operations

For the Periods Ended December 31, 2007 and 2006

(Asset sales not separated as discontinued operations as required by GAAP—See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Real Estate Revenues:
Minimum rent	$84,932,036	77,614,925	$323,650,521	305,259,404
Percentage rent	2,695,390	2,536,375	4,678,008	4,524,741
Recoveries from tenants	21,683,019	22,060,162	82,320,372	79,098,563
Other income	2,626,122	2,702,822	12,161,308	11,709,251

	111,936,567	104,914,284	422,810,209	400,591,959

Real Estate Operating Expenses:
Operating and maintenance	16,932,508	15,462,109	58,036,036	53,878,210
Real estate taxes	11,405,738	11,786,202	46,876,798	45,036,497

	28,338,246	27,248,311	104,912,834	98,914,707

Net operating income	83,598,321	77,665,973	317,897,375	301,677,252

Equity in Income of Unconsolidated Partnerships
Operating income (loss) including development gains	7,320,839	683,006	10,121,541	851,959
Gain (loss) on sale of operating properties	4,526,423	901,839	7,971,147	1,728,217

	11,847,262	1,584,845	18,092,688	2,580,176

Fees, Development and Outparcel Gains:
Asset management fees	2,901,632	1,833,025	11,020,895	5,976,602
Property management fees	3,593,642	3,314,501	13,865,450	11,041,311
Transaction and other fees	647,018	525,621	4,514,141	11,682,355
Tenant representation and other commissions	1,254,836	1,403,142	3,663,424	3,104,405
Development gains	18,519,064	27,559,107	50,057,505	39,531,844
Gain on sale of outparcels	1,165,082	1,313,500	7,191,419	19,637,831
Provision for income tax (expense)	(4,929,772)	(6,437,378)	(3,738,902)	(6,527,444)

	23,151,501	29,511,518	86,573,931	84,446,904

Other Operating Expense (Income):
General and administrative	13,217,249	13,097,080	50,580,448	45,495,194
Franchise taxes	194,797	205,027	1,209,421	1,790,516
Depreciation and amortization (including FF&E)	25,591,564	22,261,069	93,507,902	87,413,180
Interest expense, net	22,278,971	21,596,218	82,494,061	81,531,925
(Gain) loss on sale of operating properties including taxes	290,558	(16,491,012)	(15,243,675)	(58,001,519)
Provision for loss on operating properties	—	—	—	500,000

	61,573,139	40,668,382	212,548,157	158,729,296

Minority Interests
Preferred unit distributions	931,272	931,248	3,725,016	3,724,992
Exchangeable operating partnership units	379,845	711,163	1,650,067	2,875,808
Limited partners’ interest in consolidated partnerships	233,176	71,833	990,417	4,862,799

Net income	55,479,652	66,379,710	203,650,337	218,511,437
Preferred stock dividends	4,918,787	4,918,831	19,675,160	19,675,160

Net income for common stockholders	$50,560,865	61,460,879	$183,975,177	198,836,277

These Consolidated Statements of Operations are presented in a format not in accordance with GAAP. The statements do not reflect the operations related to sales of real estate being segregated as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Company believes that the presentation is useful to readers of its supplemental report who wish to understand the details of its operations without reclassifying the sale of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations and Other Information

For the Periods Ended December 31, 2007 and 2006

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Reconciliation of Net Income to Funds from Operations:
Net income for common stockholders	$50,560,865	61,460,879	$183,975,177	198,836,277
Add (Less):
Depreciation expense—consolidated properties	20,987,526	18,628,540	77,307,673	73,450,021
Depreciation and amortization expense—uncons properties	10,448,747	10,787,702	42,547,686	43,415,510
Consolidated JV partners’ share of depreciation	(129,461)	(20,568)	(481,404)	(239,076)
Amortization of leasing commissions and intangibles	3,207,432	2,857,526	12,106,277	11,350,984
(Gain) loss on sale of operating properties, including JV’s	(4,235,866)	(17,392,850)	(23,214,823)	(59,729,735)
Minority interest of exchangeable partnership units	379,845	711,163	1,650,067	2,875,808

Funds From Operations	$81,219,088	77,032,392	$293,890,653	269,959,789

FFO Per Share Reconciliation (Diluted):
Net income for common stockholders	$0.72	0.89	$2.65	2.89
Add (Less):
Depreciation expense—consolidated properties	0.30	0.27	1.11	1.07
Depreciation and amortization expense—uncons properties	0.15	0.15	0.61	0.62
Consolidated JV partners’ share of depreciation	0.00	0.00	(0.01)	0.00
Amortization of leasing commissions and intangibles	0.05	0.04	0.17	0.16
Gain on sale of operating properties	(0.06)	(0.25)	(0.33)	(0.86)

Funds From Operations	$1.16	1.10	$4.20	3.88

Additional Disclosures:
Straight-line rental income	$1,599,658	1,284,037	$6,284,649	4,149,768
Above- and below- market rent amortization	593,941	392,381	1,926,078	1,387,009
Pro-rata share of JV straight-line rental income	381,893	580,241	1,884,360	2,069,646
Pro-rata share of JV above- and below- mkt rent amortization	556,613	1,045,135	2,027,968	2,971,854
Provision for loss on sale of operating properties	—	—	—	500,000
Debt premium amortization income	77,459	184,497	459,683	758,581
Stock based compensation expense	2,288,783	2,412,877	9,583,950	9,041,807
Fees earned from 3rd parties as reported for GAAP	8,397,126	7,076,289	33,063,909	31,804,673
Fees earned from 3rd parties, excluding REG owned portion	7,148,389	6,053,636	28,202,441	27,724,823

Capital Expenditures (non-revenue enhancing only):
Leasing commissions—consolidated properties	$1,842,309	1,834,740	$7,946,839	6,866,610
Tenant improvements—consolidated properties	444,755	1,156,072	4,111,648	3,857,759
Building improvements—consolidated properties	4,442,356	4,536,447	11,003,685	10,153,860
Pro-rata share of unconsolidated leasing commissions	431,966	366,092	1,630,608	1,699,825
Pro-rata share of unconsolidated tenant improvements	150,948	165,832	720,881	537,112
Pro-rata share of unconsolidated building improvements	1,745,459	907,621	2,814,391	2,010,039

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary.

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended December 31, 2007 and 2006

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Revenues:
Minimum rent	$84,475,702	75,766,185	$320,322,518	294,727,631
Percentage rent	2,695,390	2,526,657	4,661,067	4,428,181
Recoveries from tenants and other income	24,227,924	23,791,248	93,460,410	86,006,918
Management fees and commissions	8,397,126	7,076,289	33,063,909	31,804,673

Total revenues	119,796,142	109,160,379	451,507,904	416,967,403

Operating Expenses:
Depreciation and amortization	25,542,043	21,754,146	93,256,947	84,159,681
Operating and maintenance	16,736,183	14,820,178	56,930,365	50,980,668
General and administrative	13,217,249	13,097,080	50,580,448	45,495,194
Real estate taxes	11,441,693	11,429,702	45,915,616	42,795,925
Other operating expense	6,734,262	11,362,828	10,080,543	15,927,733

Total operating expenses	73,671,430	72,463,934	256,763,919	239,359,201

Other Expense (Income):
Interest expense, net of interest income	22,278,971	20,506,004	82,494,061	79,769,523
Gain on sale of properties	(17,629,255)	(24,913,000)	(52,215,431)	(65,599,532)

Total other expense (income)	4,649,716	(4,406,996)	30,278,630	14,169,991

Income before minority interests	41,474,996	41,103,441	164,465,355	163,438,211

Minority interest of preferred units	(931,272)	(931,248)	(3,725,016)	(3,724,992)
Minority interest of exchangeable operating partnership units	(355,935)	(421,207)	(1,424,234)	(2,045,015)
Minority interest of limited partners	(233,176)	(71,833)	(990,417)	(4,862,799)
Equity in income of investments in real estate partnerships	11,847,262	1,584,845	18,092,687	2,580,176

Income from continuing operations	51,801,875	41,263,998	176,418,375	155,385,581

Discontinued Operations:
Operating income from discontinued operations	242,144	211,482	1,946,983	4,758,507
Gain on sale of properties	3,435,633	24,904,230	25,284,979	58,367,349

Income from discontinued operations	3,677,777	25,115,712	27,231,962	63,125,856

Net income	55,479,652	66,379,710	203,650,337	218,511,437

Preferred stock dividends	(4,918,787)	(4,918,831)	(19,675,160)	(19,675,160)

Net income for common stockholders	$50,560,865	61,460,879	$183,975,177	198,836,277

These consolidated statement of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt

December 31, 2007

Total Debt Outstanding:	12/31/07	12/31/06
Mortgage loans payable:
Fixed rate secured loans	$196,914,814	186,896,641
Variable rate secured loans	5,820,786	68,661,970
Unsecured debt offering fixed rate	1,597,239,313	1,198,826,887
Unsecured line of credit variable rate	208,000,000	121,000,000

Total	$2,007,974,913	1,575,385,498

Schedule of Maturities by Year:	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total
2008	4,270,142	—	19,401,864	23,672,006
2009	4,079,103	—	58,606,445	62,685,548
2010	4,038,334	—	176,970,995	181,009,329
2011	3,830,258	208,000,000	251,132,981	462,963,239
2012	4,042,724	—	249,849,764	253,892,488
2013	3,640,213	—	16,351,517	19,991,730
2014	2,240,476	—	163,590,871	165,831,347
2015	1,499,834	—	400,397,813	401,897,647
2016	1,171,223	—	14,113,475	15,284,698
2017	822,070	—	414,141,594	414,963,664
>10 years	175,542	—	6,110,159	6,285,701
Net unamortized debt discount		—	(502,484)	(502,484)

	$29,809,919	208,000,000	1,770,164,994	2,007,974,913

	12/31/07	12/31/06
Percentage of Total Debt:
Fixed	89.35%	87.96%
Variable	10.65%	12.04%

Current Average Interest Rates:(1)
Fixed	6.37%	6.53%
Variable	5.41%	5.88%
Effective Interest Rate	6.27%	6.45%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	January 4, 2014	October 28, 2012
Variable	January 24, 2011	May 16, 2007

Summary of Consolidated Debt

December 31, 2007

Lender	Secured Property	Rate	Maturity	12/31/07	12/31/06
Fixed Rate Loans:
Teachers Ins & Annuity of America	Kernersville Plaza	8.730%	04/01/07	$—	4,424,836
Teachers Ins & Annuity of America	Maynard Crossing	8.735%	04/01/07	—	9,931,034
Principal Mutual Life Insurance Co.	Shoppes at Mason	7.240%	12/10/07	—	3,599,619
Principal Mutual Life Insurance Co.	Lake Pine Plaza	7.240%	12/10/07	—	5,516,940
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	10,089,644	10,260,062
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	9,527,946	9,733,371
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,314,671	3,521,405
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	9,974,030	10,096,606
Debt Offering	Unsecured	8.450%	09/01/10	149,928,075	149,900,488
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,530,756	5,663,574
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,513,979	2,574,351
Debt Offering	Unsecured	7.950%	01/15/11	219,906,920	219,876,332
Wachovia Securities	Market at Opitz Crossing	7.300%	03/01/11	11,886,679	12,053,230
Debt Offering	Unsecured	7.250%	12/12/11	19,950,021	19,937,520
Debt Offering	Unsecured	6.750%	01/15/12	249,849,764	249,812,500
PNC Bank	Gateway Shopping Center	7.110%	05/01/13	20,765,803	21,427,100
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	5,612,864	6,103,099
TIAA	Northgate Square	5.640%	01/10/14	6,716,101	—
Debt Offering	Unsecured	4.950%	04/15/14	149,762,887	149,724,862
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	9,038,367	9,341,372
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	8,448,434	8,647,053
United of Omaha Life Insurance Co.	Fleming Island	7.400%	02/05/15	2,076,250	2,288,178
Escrow Bank, USA	Twin City Plaza	5.650%	04/06/15	44,000,000	44,000,000
Debt Offering	Unsecured	5.250%	08/01/15	349,625,018	349,575,185
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	874,762	949,485
Aid Association of Lutherans	Woodman Van-Nuys	8.800%	09/15/15	—	4,218,054
GMAC	Naples Walk	6.150%	08/11/16	17,968,547	—
Jefferson Pilot	Peartree Village	8.400%	06/01/17	10,656,966	10,978,707
Debt Offering	Unsecured	5.875%	06/15/17	398,216,628	—
Metropolitan Life Insurance Company	Corkscrew Village	6.170%	08/01/17	9,473,223	—
TIAA	Westchase	5.520%	07/10/18	8,948,276	—
Net unamortized (discounts) premiums on assumed debt of acquired properties				(502,484)	1,568,565

Total Fixed Rate Debt				$1,794,154,127	1,385,723,528

Variable Rate Loans:
Wells Fargo Bank	$35 Million (Various properties)	LIBOR + 0.90%	07/13/07	—	35,000,000
Commerz Bank	Anthem Marketplace	LIBOR + 1.30%	10/27/07	—	14,869,966
Commerz Bank	Shops at Arizona	LIBOR + 1.30%	10/27/07	—	4,713,791
Commerz Bank	Shops of Santa Barbara	LIBOR + 1.30%	10/27/07	—	7,916,243
First Star Bank	Hampstead Village	LIBOR + 1.00%	05/01/09	5,820,786	6,161,970
Wells Fargo Bank	$600 Million Line of Credit	LIBOR + 0.55%	02/11/11	$208,000,000	121,000,000

Total Variable Rate Debt				$213,820,786	189,661,970

Total				$2,007,974,913	1,575,385,498

Summary of Preferred Units and Stock

December 31, 2007

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs
Preferred Units:
Series D	7.45%	9/29/1999	9/29/2009	1/1/2016	$50,000,000	49,157,977	842,023

Preferred Stock:
Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

December 31, 2007

Date	Property Name	JV	City/State	Total GLA	Purchase Price	Regency’s Share	Yield		Anchor Tenant
Consolidated:
Apr-07	Fairfax Shopping Center		Fairfax, VA	85,482	$26,969,000	$26,969,000	6.76	%(1)	NA
Jun-07	Corkscrew Village		Ft. Myers, FL	82,011	$16,081,663	$16,081,663	5.73%		Publix
Jul-07	Northgate Shopping Center		Tampa, FL	75,495	$14,518,032	$14,518,032	5.73%		Publix
Jul-07	Publix at Westchase		Tampa, FL	75,998	$15,299,555	$15,299,555	5.73%		Publix
Jul-07	Naples Shopping Center		Naples, FL	125,490	$33,115,895	$33,115,895	5.73%		Publix

	Total			444,476	$105,984,145	$105,984,145	5.99%

Unconsolidated:
Acquisitions from 3rd Parties:
Jan-07	Centennial Crossroads	Macquarie	Las Vegas, NV	105,414	$23,000,000	$5,750,000	6.20%		Vons, Target (NAP)
Apr-07	Shorewood Crossing II	Oregon	Chicago, IL	86,276	$12,000,000	$2,400,000	7.44%		Staples, PETCO
Aug-07	DESCO Portfolio (32 Centers)	MCW-DESCO	St. Louis, MO	2,987,253	$396,200,000	$64,778,700	6.30%		Schnucks
Dec-07	Cochran Commons	Oregon	Charlotte, NC	60,020	$14,500,000	$2,900,000	6.60%		Harris Teeter
Dec-07	King Plaza	Oregon	Roswell, GA	81,432	$14,243,292	$2,848,658	7.00%		Publix
Dec-07	Island Crossing	Oregon	Hobe Sound, FL	58,455	$6,535,987	$1,307,197	7.00%		Publix
Dec-07	Lost Mountain	Oregon	Powder Springs, GA	72,568	$10,823,194	$2,164,639	7.00%		Publix
Dec-07	Surfside Beach	Oregon	Surfside Beach, SC	59,880	$9,137,178	$1,827,436	7.00%		Bi-Lo
Dec-07	Raley’s Supermarket	Oregon	Placerville, CA	62,827	$8,172,158	$1,634,432	7.00%		Raley’s
Dec-07	Highland Knolls	Oregon	Katy, TX	87,469	$13,238,191	$2,647,638	7.00%		Randalls

	Total			3,661,594	$507,850,000	$88,258,700	6.43%

Regency Contributions:
Mar-07	Vista Village	RRP	Vista, CA	184,009	$60,988,000	$12,197,600	6.02%		Krikorian Theatres, Sprouts Market
Sep-07	Orchards Market Center	RRP	Portland, OR	51,959	$8,919,000	$1,783,800	6.56%		PETCO, Jo-Ann Fabrics
Dec-07	Orchards Market Center Ph 2	RRP	Portland, OR	48,704	$9,491,000	$1,898,200	6.40%		Sportsman's Warehouse
Dec-07	Falcon Ridge Ph 2	RRP	Fontana, CA	66,864	$26,927,000	$5,385,400	6.11%		CVS, 24 Hour Fitness
Dec-07	Fortuna	RRP	Washington DC	90,131	$20,050,000	$4,010,000	6.45%		Shoppers Food, Target (NAP)

	Total			441,667	$126,375,000	$25,275,000	6.17%

	Total Acquisitions from 3rd Parties			4,106,070	$613,834,145	$194,242,845	6.19%

	Total Acquisitions including Regency Contributions			4,547,737	$740,209,145	$219,517,845	6.19%

RRP—Regency owns 20%

Oregon—Regency owns 20%

Macquarie—Regency owns 25%

MCW-DESCO—Regency owns 16.4%

(1)	Fairfax will be redeveloped. Reported yield is estimated at completion of redevelopment.

Operating Property Dispositions

December 31, 2007

Date	Property Name	JV	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor Tenant
Consolidated:
Apr-07	Regency Court		Jacksonville, FL	218,649	$25,254,000	$25,254,000	7.97%	Sports Authority
Jul-07	Valley Ranch		Coppell, TX	117,187	$15,850,000	$15,850,000	7.32%	Tom Thumb

				335,836	$41,104,000	$41,104,000	7.72%

Unconsolidated:
Mar-07	Somerset Crossing	Macquarie	Gainesville, VA	104,128	$33,350,000	$8,337,500	5.97%	Shoppers Food
Jul-07	Jetton Village	CalSTRS	Cornelius, NC	70,097	$13,200,000	$3,300,000	6.32%	Harris Teeter
Aug-07	First Colony	MCW II	Houston, TX	111,675	$13,500,000	$3,368,250	7.42%	Randalls - dark
Nov-07	Brookwood Village	Macquarie	Atlanta, GA	28,774	$9,807,692	$2,451,923	6.84%	N/A
Nov-07	Cobb Center	Macquarie	Smyrna, GA	69,547	$7,600,962	$1,900,240	6.84%	Publix
Nov-07	Greystone Village	Macquarie	Raleigh, NC	85,665	$12,380,614	$3,095,153	6.84%	Food Lion
Nov-07	Highland Square	Macquarie	Jacksonville, FL	262,195	$35,904,963	$8,976,241	6.84%	Publix
Nov-07	North Pointe	Macquarie	Columbia, SC	64,257	$7,846,154	$1,961,538	6.84%	Publix
Nov-07	Peachtree Parkway	Macquarie	Norcross, GA	95,509	$12,259,615	$3,064,904	6.84%	N/A
Nov-07	Poplar Springs	Macquarie	Spartanburg, SC	64,038	$7,850,000	$1,962,500	6.84%	Publix
Nov-07	Bethesda Walk	Macquarie	Lawerenceville, GA	68,271	$10,350,000	$2,587,500	6.84%	Publix

				1,024,156	$164,050,000	$41,005,750	6.67%

	Total Dispositions			1,359,992	$205,154,000	$82,109,750	7.19%

Macquarie—Regency owns 25%

MCW II—Regency owns 24.95%

CalSTRS—Regency owns 25%

Development Sales

December 31, 2007

Date	Property Name	JV	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales to Co-investment Partnerships:
Mar-07	Vista Village	RRP	Vista, CA	184,009	$60,988,000	$48,790,400	6.02%	Krikorian Theatres, Sprouts Market
Sep-07	Orchard Market Center	RRP	Portland, OR	51,959	$8,919,000	$7,135,200	6.56%	PETCO, Jo-Ann Fabrics
Dec-07	Orchards Market Center Ph 2	RRP	Portland, OR	48,704	$9,491,000	$7,592,800	6.40%	Sportsman’s Warehouse
Dec-07	Falcon Ridge Ph 2	RRP	Fontana, CA	66,864	$26,927,000	$21,541,600	6.11%	CVS, 24 Hour Fitness
Dec-07	Fortuna	RRP	Washington DC	90,131	$20,050,000	$16,040,000	6.45%	Shoppers Food, Target (NAP)

				441,667	$126,375,000	$101,100,000	6.17%

Sales to Third Parties:
May-07	Alameda Bridgeside Shopping Center		Alameda, CA	105,118	$40,500,000	$40,500,000	5.84%	Nob Hill
Jun-07	Spring West Center		Spring, TX	144,060	$18,570,000	$18,570,000	NA
Dec-07	Soquel Canyon Crossings		Chino Hills, CA	38,926	$16,100,000	$16,100,000	5.92%	Rite Aid
Dec-07	Shops of San Marco		Delray Beach, FL	81,916	$22,000,000	$11,000,000	6.40%	Publix
Dec-07	Amherst Street Village Center		Nashua, NH	33,481	$9,730,000	$9,730,000	7.00%	Petsmart, Walgreens

				403,501	$106,900,000	$95,900,000	6.08%

	Total Development Sales			845,168	$233,275,000	$197,000,000	6.13%

RRP—Regency owns 20%

Note: See Acquisitions on page 11 for additional information on sales to co-investment partnerships.

In-Process Developments

December 31, 2007

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Applegate Ranch Shopping Center	CA	Merced	Home Depot, Target	07/01/08	$44,837,512	$69,605,550	$33,559,503	9.13%	9.13%	179,131	28%	498,823	74%
Golden Hills Promenade	CA	San Luis Obispo- Pasa Robles	Lowe’s	12/01/08	38,454,559	44,040,084	26,341,344	9.34%	8.45%	290,888	60%	290,888	60%
Highland	CA	Riverside-San Bernardino- Ontario	LA Fitness	04/01/09	23,881,224	25,332,298	22,565,777	8.70%	8.70%	92,450	49%	92,450	49%
Indio Towne Center	CA	Riverside-San Bernardino-Ontario	WinCo Foods	09/01/08	78,615,682	100,345,139	68,632,021	9.29%	9.29%	355,469	30%	591,303	58%
Jefferson Square	CA	Riverside-San Bernardino- Ontario	Fresh & Easy	03/01/09	23,722,922	24,912,922	20,597,155	9.31%	7.86%	102,832	14%	102,832	14%
Plaza Rio Vista	CA	Riverside-San Bernardino-Ontario	Stater Bros.	05/01/08	16,859,173	19,326,885	10,173,632	8.09%	7.92%	72,619	69%	79,519	63%
Shops at Santa Barbara	CA	Santa Barbara-Santa Maria-Goleta	Whole Foods	06/01/10	39,044,066	46,191,031	27,216,672	7.78%	7.78%	63,657	95%	63,657	95%
Vine at Castaic	CA	Los Angeles-Long Beach-Santa Ana	NA	10/01/07	10,841,444	12,247,355	1,803,322	9.14%	8.35%	30,236	83%	33,736	84%
Centerplace of Greeley III	CO	Greeley	Best Buy, Sports Authority	11/01/08	20,986,908	23,701,952	18,705,140	9.28%	9.28%	119,014	61%	119,014	61%
Falcon Highlands Marketplace	CO	Colorado Springs	Wal-Mart	08/01/07	3,897,949	10,800,983	668,992	11.91%	11.91%	22,491	59%	206,796	96%
Loveland Shopping Center	CO	Fort Collins- Loveland	Gold’s Gym	12/01/06	7,115,545	7,160,545	534,008	10.70%	10.70%	93,142	45%	93,142	45%
Caligo Crossing	FL	Miami-Fort Lauderdale-Miami Beach	Kohl’s	10/01/08	2,995,922	22,826,365	5,533,192	10.45%	10.45%	10,800	0%	108,965	90%
First Street Village	FL	Cape Coral-Fort Myers	Publix	11/01/07	12,017,170	17,228,202	1,913,085	7.61%	7.61%	54,926	83%	54,926	83%
Hibernia Pavilion	FL	Jacksonville	Publix	06/01/08	9,486,279	10,869,237	6,301,666	8.81%	8.81%	51,298	76%	51,298	76%
Hibernia Plaza	FL	Jacksonville	Walgreens	09/01/07	1,489,243	5,913,352	177,903	11.99%	11.99%	8,400	33%	23,220	76%
Horton’s Corner	FL	Jacksonville	Walgreens	09/01/08	4,626,635	6,126,635	3,920,410	8.21%	8.21%	14,820	100%	14,820	100%
Nocatee Town Center	FL	Jacksonville	Publix	07/01/09	18,451,148	20,951,148	14,176,978	9.26%	9.11%	81,082	67%	81,082	67%
Oakleaf Plaza	FL	Jacksonville	Publix	09/01/07	11,304,601	19,442,575	2,429,871	10.46%	10.46%	73,719	79%	88,539	83%
Spring Hill Ph I	FL	Tampa-St. Petersburg- Clearwater	Kohl’s	10/01/08	9,075,289	12,527,969	9,344,101	9.03%	9.03%	108,317	91%	108,317	91%
Chapel Hill Centre	GA	Atlanta-Sandy Springs-Marietta	Kohl’s	10/01/06	9,996,674	15,110,729	3,498,840	7.20%	7.20%	66,970	90%	189,683	96%
Airport Crossing	IN	Chicago-Naperville- Joliet	Kohl’s	10/01/07	4,098,211	7,814,765	1,296,407	9.89%	8.93%	11,922	0%	101,833	88%
Walton Towne Center	KY	Cincinnati- Middletown	Kroger	11/01/08	5,364,199	12,646,424	4,358,212	10.25%	10.25%	23,122	0%	139,554	83%
Shops at Saugus	MA	Boston-Cambridge- Quincy	La-Z-Boy	09/01/08	36,776,407	36,776,407	20,724,506	7.19%	7.00%	94,194	41%	97,394	43%
Village at Lee Airport	MD	Baltimore-Towson	Giant	01/01/09	25,556,625	25,686,625	22,979,053	9.50%	9.31%	129,340	77%	204,340	86%
State Street Crossing	MI	Ann Arbor	Wal-Mart	02/01/09	6,951,281	9,231,281	3,399,273	8.89%	8.89%	21,049	35%	168,540	92%
Harris Crossing	NC	Burlington	Harris Teeter	11/01/09	11,714,092	11,714,092	11,134,279	9.04%	9.04%	76,818	69%	76,818	69%
Middle Creek Commons	NC	Raleigh-Cary	Lowes Foods	11/01/07	12,927,204	12,927,204	1,117,694	9.82%	9.82%	73,635	78%	73,635	78%
Merrimack Shopping Center	NH	Manchester-Nashua	Shaw’s	05/01/06	13,577,329	13,721,453	471,255	8.13%	8.13%	91,692	75%	91,692	75%
Anthem Highland	NV	Las Vegas-Paradise	Albertsons	01/01/07	20,581,279	23,945,098	443,276	12.37%	10.18%	119,313	90%	125,313	90%
Deer Springs Town Center	NV	Las Vegas-Paradise	Target, Home Depot	11/01/08	121,930,689	138,023,989	81,997,385	9.10%	9.10%	556,359	24%	688,719	39%
Red Bank Village	OH	Cincinnati- Middletown	Wal-Mart	03/01/09	17,650,096	28,946,589	7,378,498	9.73%	9.73%	215,219	86%	215,219	86%
Wadsworth Crossing	OH	Cleveland-Elyria- Mentor	Bed Bath & Beyond, Office Max	02/01/07	26,516,899	26,516,899	3,406,059	8.31%	8.02%	107,731	71%	474,453	93%
Corvallis Market Center	OR	Corvallis	Michaels, TJ Maxx	03/01/08	17,153,466	17,153,466	7,296,535	8.03%	8.03%	82,671	81%	82,671	81%
Hillsboro	OR	Portland- Vancouver- Beaverton	Best Buy, Sports Authority	04/01/08	17,906,747	17,906,747	2,614,216	11.41%	11.41%	76,844	100%	76,844	100%
Kulpsville Village Center	PA	Philadelphia- Camden- Wilmington	Walgreens	08/01/08	5,264,540	8,557,208	3,900,250	8.45%	8.45%	14,820	100%	14,820	100%
Lower Nazareth Commons	PA	Allentown- Bethlehem-Easton	Target	08/01/09	28,735,977	40,941,791	40,192,814	8.51%	8.51%	106,462	0%	239,462	56%
Market at Buckwalter Place	SC	Hilton Head Island- Beaufort	Publix	09/01/08	14,305,059	16,384,222	11,254,442	9.44%	9.44%	79,302	61%	79,302	61%
Lebanon Center	TN	Nashville-Davidson- Murfreesboro	Publix	09/01/07	10,132,523	10,519,695	398,428	9.28%	9.28%	63,802	78%	63,802	78%

In-Process Developments

December 31, 2007

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Hickory Creek Plaza	TX	Dallas-Fort Worth- Arlington	Kroger	11/01/08	8,138,787	12,000,247	6,874,140	10.37%	10.37%	28,134	16%	109,398	78%
Rockwall Town Center	TX	Dallas-Fort Worth- Arlington	Kroger	03/01/06	8,677,869	12,882,618	422,733	10.70%	10.70%	45,969	80%	119,739	92%
Shops at Highland Village	TX	Dallas-Fort Worth- Arlington	AMC Theater, Barnes & Noble	10/01/07	93,712,632	102,765,753	19,336,022	8.70%	8.49%	351,906	77%	351,906	77%
South Shore Marketplace	TX	Houston-Baytown- Sugar Land	Kroger	04/01/07	5,401,737	10,028,593	696,486	14.03%	14.03%	27,939	73%	109,409	93%
Waterside Marketplace	TX	Houston-Baytown- Sugar Land	Kroger	03/01/09	6,972,791	12,142,720	7,241,367	11.58%	11.58%	24,520	19%	127,504	84%
Westwood Village	TX	Houston-Baytown- Sugar Land	Target, TJ Maxx, Ross	03/01/08	35,357,923	56,562,846	12,402,134	8.90%	8.90%	184,176	77%	311,050	86%
Culpeper Colonnade	VA	None	PetSmart, Target	03/01/07	20,842,375	27,586,986	3,628,904	8.43%	8.02%	93,368	68%	220,675	87%
Shops at Stonewall	VA	Washington- Arlington- Alexandria	Wegmans	01/01/09	51,753,415	51,954,245	28,033,537	9.02%	9.02%	318,682	76%	318,682	76%
Lynnwood	WA	Seattle-Tacoma- Bellevue	H Mart	07/01/08	9,385,752	9,385,752	993,213	12.51%	12.51%	77,028	100%	77,028	100%
Orchards Phase II—LA Fitness	WA	Portland- Vancouver- Beaverton	LA Fitness	06/01/09	15,728,105	15,728,105	4,882,749	8.88%	8.88%	77,478	90%	77,478	90%
Puyallup	WA	Seattle-Tacoma- Bellevue	JCPenney	03/01/08	7,022,190	7,022,190	378,545	10.37%	10.37%	76,682	100%	76,682	100%

Total Consolidated					$1,047,836,147	$1,292,134,968	$587,346,022	9.11%	8.94%	5,142,438	61%	7,806,972	74%

Canopy Oak Center	FL	Ocala	Publix	09/01/08	18,747,058	19,239,265	13,076,475	9.66%	9.66%	90,043	62%	90,043	62%

Total Unconsolidated					$18,747,058	$19,239,265	$13,076,475	9.66%	9.66%	90,043	62%	90,043	62%

Total					$1,066,583,205	$1,311,374,233	$600,422,497	9.12%	8.96%	5,232,481	61%	7,897,015	74%

Notes:

New starts for the quarter are in bold.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 8.33%.

Projected Development Funding, Stabilizations and Land Held

December 31, 2007

In-Process Developments Projected Funding (1)

($ Thousands)

Q1 2008E	Q2 2008E	Q3 2008E	Q4 2008E	2009+E
$60,000 - $80,000	$55,000 - $75,000	$45,000 - $65,000	$30,000 - $50,000	$360,000 - $380,000

Estimated Development Stabilization Schedule

($ Thousands)

	Stabilized(2)	Q1 2008E	Q2 2008E	Q3 2008E	Q4 2008E	2009+E
Gross Dev. Costs:		$15,000 - $25,000	$40,000 - $50,000	$20,000 - $70,000	$45,000 - $150,000	$1,010,000 - $1,050,000
Net Dev. Costs:	$470,000	$15,000 - $20,000	$40,000 - $45,000	$20,000 - $55,000	$40,000 - $130,000	$805,000 - $845,000

Land Held for Future Development or Sale (3)

($ Thousands)

# of Projects	Net Development Costs To Date	Est. Net Dev Costs at Completion
19	$158,748	$435,000 - $485,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	For-sale or potential joint venture properties already stabilized but not yet sold.
(3)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Development Stabilizations

December 31, 2007

Stabilization Date	Property Name	State	Anchor Tenant	Anchor Opened	Est. Net Dev Costs After Partner Participation	NOI Yield After Partner Participation	Gross GLA	Gross % Leased
Consolidated:
Mar-07	Shops at Johns Creek	FL	NA	11/01/05	$3,006,014	10.56%	15,490	100%
Jun-07	Alameda Bridgeside Shopping Center	CA	Nob Hill	03/01/07	$29,488,414	8.03%	106,118	87%
Jun-07	Regency Commons	OH	NA	06/01/05	$7,494,827	9.44%	30,770	78%
Jun-07	Soquel Canyon Crossing	CA	Rite Aid	04/01/07	$9,447,722	9.81%	38,926	97%
Jun-07	Spring West Center	TX	NA	NA	$17,581,497	N/A	29,314	19%
Jun-07	Vista Village IV	CA	NA	11/01/06	$4,737,269	7.81%	17,234	92%
Sep-07	Augusta Center	IN	Menards	10/01/07	$7,885,905	8.72%	228,524	97%
Sep-07	Clovis	CA	PetSmart, Target	03/01/06	$43,577,319	8.10%	326,508	98%
Sep-07	Marketplace at Briargate	CO	King Soopers	08/01/07	$5,124,815	13.72%	95,075	100%
Sep-07	Silver Spring Square	PA	Target, Wegman’s	07/01/07	$66,905,503	8.06%	485,528	97%
Dec-07	Clayton Valley Shopping Center	CA	Fresh & Easy, Home Depot	12/01/05	$60,365,175	9.15%	260,671	93%
Dec-07	Orangeburg	SC	Walgreens	12/01/07	$4,167,130	8.18%	14,820	100%
Dec-07	Orchards Ph II - Sportsman’s Warehouse	WA	Sportsman’s Warehouse	10/01/06	$7,026,533	8.65%	48,704	100%
Dec-07	Shops at County Center	VA	Harris Teeter	03/01/07	$17,652,828	11.58%	106,665	93%
Dec-07	Tanasbourne Market	OR	Whole Foods	04/01/08	$13,725,751	8.17%	71,000	100%

					$298,186,701	8.78%	1,875,347	95%

Unconsolidated:
Mar-07	Shoppes at Bartram Park Ph II	FL	Publix	10/16/04	$4,673,432	12.14%	28,345	100%
Sep-07	Seal Beach Center	CA	Vons	03/01/08	$21,405,209	10.98%	102,235	95%
Dec-07	Lorton Station Town Center	VA	NA	11/01/07	$2,290,136	13.02%	12,630	66%

					$28,368,777	11.33%	143,210	93%

	Total Development Stabilizations				$326,555,478	9.02%	2,018,557	95%

Unconsolidated Investments

December 31, 2007

							Regency
Co-investment Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 12/31/07	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	27	3,286,583	$532,369,609	$254,400,421	Various	20%	$50,880,084	$54,126,814	$2,628,749
(JV-CCV)	Cameron Village	1	635,918	115,822,004	47,300,000	Wachovia	30%	14,190,000	20,364,427	(74,265)

		28	3,922,501	648,191,613	301,700,421

Macquarie CountryWide
(JV-M, JV-MD)	Various	42	4,393,313	611,990,353	374,298,655	Various	25%	93,574,664	46,710,302	10,328,770
(JV-M2, JV-M3)	Various	96	11,842,083	2,607,529,240	1,608,079,659	Various	24.95%	401,215,875	215,261,398	(3,169,127)

		138	16,235,396	3,219,519,593	1,982,378,314

Macquarie CountryWide-DESCO
(JV-D)	Various	32	2,990,381	419,860,472	211,131,073	Various	16.4%	34,526,113	29,478,413	(465,028)

CalSTRS
(JV-RC)	Various	8	825,798	167,267,907	86,248,713	Various	25%	21,562,178	17,110,294	662,217

Regency Retail Partners
(JV-RRP)	Various	7	820,679	209,003,104	105,220,000	Various	20%	20,988,524	13,296,049	325,861

Publix
(JV-O)	Shoppes at Bartram Park	1	118,014	21,612,068	—	—	50%	—	10,667,960	379,327
(JV-O)	Valleydale Village	1	118,466	11,954,505	—	—	50%	—	5,634,103	218,924
(JV-O)	Regency Village	1	83,170	17,893,587	—	—	50%	—	9,241,168	241,943
(JV-O)	Queensborough	1	82,333	4,677,332	—	—	50%	—	3,151,818	297,076
(JV-O)	Canopy Oak Center	1	90,043	6,962,275	—	—	50%	—	3,660,720	(57)

		5	492,026	63,099,767	—

H.E.B.
(JV-O)	Fairfield Town Center (1)	—	—	9,506,549	—	—	50%	—	4,978,978	(258)
(JV-O)	Indian Springs Center	1	136,625	20,172,890	27,000,000	Wells Fargo	50%	13,500,000	(3,293,034)	304,652

		1	136,625	29,679,439	27,000,000

Individual Investors
(JV-O)	Shops of San Marco (2)	—	—	297,170	—	—	50%	—	—	6,831,504
(JV-O)	East San Marco (1)	—	—	10,634,110	5,794,705	Wachovia	50%	2,897,353	2,520,653	(417,601)

		219	25,423,406	$4,767,553,175	$2,719,473,226			$653,334,791	$432,910,064	$18,092,687

(1)	Land held for future development
(2)	Property sold

Unconsolidated Balance Sheets

December 31, 2007 and 2006

	2007	2006
Assets
Real estate, at cost
Land	$1,953,369,319	1,879,526,551
Buildings and improvements	2,756,515,019	2,337,053,038

Real estate, at cost	4,709,884,338	4,216,579,589
Less: accumulated depreciation	332,903,974	225,316,286

	4,376,980,364	3,991,263,303
Properties in development	45,552,309	38,125,358

Net real estate investments	4,422,532,673	4,029,388,661

Cash and cash equivalents	45,281,601	43,169,862
Tenant receivables, net of allowance for uncollectible accounts	72,770,126	64,194,166
Deferred costs, less accumulated amortization	24,195,857	21,623,646
Acquired lease intangible assets, net	197,495,461	200,835,015
Other assets	5,277,457	6,463,534

	$4,767,553,175	4,365,674,884

Liabilities and Equity
Liabilities:
Notes payable	$2,719,473,226	2,435,229,413
Accounts payable and other liabilities	73,681,789	60,789,208
Tenants’ security and escrow deposits	10,052,109	9,506,071
Acquired lease intangible liabilities, net	86,031,082	69,335,597

Total liabilities	2,889,238,206	2,574,860,289

Equity:
Equity—Regency Centers	459,068,748	460,457,047
Equity—Third parties	1,419,246,221	1,330,357,548

Total equity	1,878,314,969	1,790,814,595

	$4,767,553,175	4,365,674,884

Unconsolidated Balance Sheets—Regency’s Pro-Rata Share

December 31, 2007 and 2006

	2007	2006
Assets
Real estate, at cost	$1,132,879,756	1,061,545,851
Less: accumulated depreciation	82,895,413	56,913,660

	1,049,984,343	1,004,632,191
Properties in development	19,331,436	16,702,199

Net real estate investments	1,069,315,779	1,021,334,390

Cash and cash equivalents	11,128,056	11,185,725
Tenant receivables, net of allowance for uncollectible accounts	17,981,106	16,610,936
Deferred costs, less accumulated amortization	6,010,975	5,572,490
Acquired lease intangible assets, net	45,658,514	50,175,502
Other assets	1,778,047	1,924,415

	$1,151,872,477	1,106,803,457

Liabilities and Equity
Liabilities:
Notes payable	$653,334,791	610,777,427
Accounts payable and other liabilities	17,833,493	15,805,032
Tenants’ security and escrow deposits	2,517,622	2,461,799
Acquired lease intangible liabilities, net	19,117,823	17,302,152

Total liabilities	692,803,729	646,346,410

Equity:
Equity—Regency Centers	459,068,748	460,457,047

	$1,151,872,477	1,106,803,457

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company's consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended

December 31, 2007 and 2006

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Revenues:
Minimum rent	$90,807,400	81,443,826	$344,320,836	315,701,897
Percentage rent	1,911,801	2,089,199	4,464,873	4,355,227
Recoveries from tenants	27,564,854	23,680,357	96,598,467	87,190,536
Other income	467,513	1,587,970	6,683,381	6,394,388

Total revenues	120,751,568	108,801,352	452,067,557	413,642,048

Operating expenses:
Operating and maintenance	18,530,820	16,060,448	64,916,753	57,843,840
Real estate taxes	15,105,365	13,249,195	53,844,711	48,982,846

Total operating expenses	33,636,185	29,309,643	118,761,464	106,826,686

Net operating income	87,115,383	79,491,709	333,306,093	306,815,362

Other expense (income):
General and administrative	2,170,016	1,119,852	9,892,720	6,838,862
Depreciation and amortization expense	45,346,448	43,367,687	176,596,617	173,811,800
Interest expense, net	35,653,816	31,711,034	135,759,627	125,377,599
Gain on sale of real estate	(27,610,220)	(2,419,150)	(38,164,974)	(9,225,445)
Other expense	34,726	35,993	137,638	162,118

Total other expense (income)	55,594,786	73,815,416	284,221,628	296,964,934

Net income	$31,520,597	5,676,293	$49,084,465	9,850,428

Unconsolidated Statements of Operations—Regency’s Pro-Rata Share

For the periods ended December 31, 2007 and 2006

	Three Months Ended		Year to Date
	2007	2006	2007	2006
Revenues:
Minimum rent	$22,049,708	20,529,706	$85,169,109	79,801,602
Percentage rent	459,563	500,741	1,101,955	1,078,245
Recoveries from tenants	6,623,936	5,959,334	23,763,325	21,906,945
Other income	110,927	386,289	1,673,819	1,589,202

Total revenues	29,244,134	27,376,070	111,708,208	104,375,994

Operating expenses:
Operating and maintenance	4,564,295	4,075,599	16,188,902	14,698,714
Real estate taxes	3,629,720	3,349,220	13,196,353	12,288,697

Total operating expenses	8,194,015	7,424,819	29,385,255	26,987,411

Net operating income	21,050,119	19,951,251	82,322,953	77,388,583

Other expense (income):
General and administrative	546,756	257,612	2,512,965	1,641,288
Depreciation and amortization expense	10,844,451	10,898,128	43,374,138	43,841,201
Interest expense, net	8,612,461	7,930,973	33,374,289	31,473,332
Gain on sale of real estate	(10,181,992)	(605,067)	(12,786,705)	(2,246,662)
Other expense (income)	(618,819)	(115,240)	(2,244,421)	99,248

Total other expense (income)	9,202,857	18,366,406	64,230,266	74,808,407

Net income	$11,847,262	1,584,845	$18,092,687	2,580,176

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company's consolidated financial statements.

Summary of Unconsolidated Debt

December 31, 2007 and 2006

Total Debt Outstanding:	12/31/07	12/31/06
Mortgage loans payable:
Fixed rate secured loans	$2,544,439,474	2,305,939,793
Variable rate secured loans	65,684,006	47,234,600
Unsecured line of credit variable rate	109,349,746	82,055,020

Total	$2,719,473,226	2,435,229,413

Percentage of Total Debt:	12/31/07	12/31/06
Fixed	93.56%	94.69%
Variable	6.44%	5.31%

Current Average Interest Rates:(1)
Fixed	5.30%	5.20%
Variable	5.75%	6.43%
Effective Interest Rate	5.33%	5.27%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	August 20, 2012	April 30, 2012
Variable	February 8, 2010	October 7, 2007

Summary of Unconsolidated Debt—Regency’s Pro-Rata Share

Mortgage Loans Payable:
Fixed rate secured loans	$616,329,920	579,736,139
Variable rate secured loans	10,741,258	11,785,033
Unsecured line of credit variable rate	26,263,613	19,256,255

Total	$653,334,791	610,777,427

Leasing Statistics—Wholly-Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

December 31, 2007

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2007	378	1,459,888	$17.15	$15.41	11.3%	5.1	$1.66
3rd Quarter 2007	355	736,926	18.62	16.38	13.7%	6.3	2.17
2nd Quarter 2007	416	787,146	18.77	16.34	14.9%	5.4	2.34
1st Quarter 2007	354	637,035	19.77	17.52	12.8%	5.8	1.49

Total—12 months	1,503	3,620,995	$18.57	$16.43	13.0%	5.6	$1.91

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2007	82	190,642	$23.05	$19.50	18.2%	6.9	$5.02
3rd Quarter 2007	96	214,126	19.40	15.40	26.0%	8.0	6.78
2nd Quarter 2007	106	166,655	26.92	20.92	28.7%	6.2	9.34
1st Quarter 2007	96	180,901	23.01	19.68	16.9%	6.1	4.94

Total—12 months	380	752,324	$22.99	$18.82	22.2%	6.9	$6.51

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2007	296	1,269,246	$15.98	$14.54	9.9%	4.7	$0.98
3rd Quarter 2007	259	522,800	18.23	16.66	9.4%	5.6	0.28
2nd Quarter 2007	310	620,491	16.59	15.01	10.5%	5.2	0.46
1st Quarter 2007	258	456,134	18.65	16.77	11.2%	5.7	0.12

Total—12 months	1,123	2,868,671	$17.30	$15.70	10.2%	5.2	$0.50

Leasing Statistics—Wholly-Owned and 100% of Co-investment Partnerships

December 31, 2007

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2007	378	1,459,888	$16.60	$14.89	11.5%	5.0	$1.34
3rd Quarter 2007	355	1,188,663	18.47	16.26	13.6%	6.0	2.22
2nd Quarter 2007	416	1,400,472	18.46	16.09	14.7%	6.0	2.55
1st Quarter 2007	354	1,112,176	18.31	16.23	12.8%	5.6	1.10

Total—12 months	1,503	5,161,199	$17.91	$15.85	13.0%	5.6	$1.81

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2007	82	190,642	$23.50	$19.95	17.8%	6.7	$5.92
3rd Quarter 2007	96	337,085	18.70	14.85	25.9%	8.0	6.69
2nd Quarter 2007	106	293,882	24.63	19.37	27.2%	6.4	9.06
1st Quarter 2007	96	263,648	23.10	19.78	16.8%	6.0	4.23

Total—12 months	380	1,085,257	$22.16	$18.18	21.9%	6.9	$6.56

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2007	296	1,269,246	$15.53	$14.13	9.9%	4.8	$0.65
3rd Quarter 2007	259	851,578	18.38	16.80	9.4%	5.1	0.45
2nd Quarter 2007	310	1,106,590	16.82	15.22	10.5%	5.9	0.82
1st Quarter 2007	258	848,528	16.82	15.12	11.2%	5.5	0.13

Total—12 months	1,123	4,075,942	$16.78	$15.23	10.2%	5.3	$0.55

Average Base Rent by State—Wholly-Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

December 31, 2007

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	78,006	0.2%	80.3%	$724,012	0.2%	$11.56
Arizona	4	409,967	1.3%	99.0%	6,209,936	1.5%	17.37
California	73	6,603,674	20.8%	87.9%	109,135,406	26.8%	21.52
Colorado	22	1,558,728	4.9%	89.6%	16,951,337	4.2%	12.98
Connecticut	1	44,875	0.1%	100.0%	1,004,957	0.2%	22.39
Delaware	5	343,801	1.1%	94.9%	4,295,970	1.1%	13.12
District of Columbia	2	9,903	0.0%	78.2%	384,860	0.1%	48.97
Florida	60	4,878,500	15.3%	94.1%	54,284,916	13.3%	12.89
Georgia	30	1,706,758	5.4%	93.3%	24,080,589	5.9%	15.56
Illinois	24	949,703	3.0%	93.6%	10,791,360	2.7%	12.53
Indiana	6	102,240	0.3%	66.1%	1,259,924	0.3%	18.64
Kentucky	3	98,790	0.3%	72.6%	672,547	0.2%	9.38
Maryland	18	600,518	1.9%	92.1%	7,582,189	1.9%	16.78
Massachusetts	3	412,953	1.3%	81.3%	4,538,142	1.1%	15.26
Michigan	4	303,457	1.0%	89.6%	3,523,087	0.9%	13.32
Minnesota	3	120,835	0.4%	96.2%	1,447,347	0.4%	12.48
Missouri	23	371,537	1.2%	97.9%	3,253,224	0.8%	10.15
Nevada	3	700,438	2.2%	37.9%	1,622,654	0.4%	15.36
New Hampshire	1	91,692	0.3%	74.8%	778,200	0.2%	11.94
New Jersey	2	39,042	0.1%	95.2%	606,756	0.1%	16.32
North Carolina	16	1,336,163	4.2%	93.1%	15,954,184	3.9%	13.44
Ohio	16	2,072,233	6.5%	85.8%	16,877,050	4.1%	11.47
Oregon	11	822,648	2.6%	97.2%	9,218,328	2.3%	15.58
Pennsylvania	14	799,767	2.5%	80.1%	11,532,562	2.8%	18.66
South Carolina	9	282,520	0.9%	86.9%	2,529,440	0.6%	12.84
Tennessee	8	504,664	1.6%	95.2%	6,350,122	1.6%	13.27
Texas	38	3,707,485	11.7%	89.4%	52,714,667	13.0%	16.74
Virginia	34	1,994,775	6.3%	91.4%	26,358,981	6.5%	17.69
Washington	14	778,538	2.4%	98.5%	11,761,783	2.9%	19.18
Wisconsin	2	67,147	0.2%	97.7%	489,564	0.1%	7.46

Total All Properties	451	31,791,357	100.0%	89.4%	$406,934,093	100.0%	$15.98

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State—Wholly-Owned and 100% of Co-investment Partnerships

December 31, 2007

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	193,558	0.4%	83.5%	$1,852,447	0.3%	$11.46
Arizona	4	496,073	1.0%	98.8%	7,441,065	1.1%	16.83
California	73	9,615,484	18.8%	89.9%	161,200,712	24.1%	20.58
Colorado	22	2,424,813	4.7%	91.4%	27,108,205	4.1%	12.96
Connecticut	1	179,860	0.4%	100.0%	4,027,884	0.6%	22.39
Delaware	5	654,779	1.3%	89.7%	7,858,424	1.2%	13.28
District of Columbia	2	39,646	0.1%	79.4%	1,541,236	0.2%	48.98
Florida	60	6,137,127	12.0%	94.2%	68,914,564	10.3%	12.82
Georgia	30	2,628,658	5.1%	94.0%	35,491,809	5.3%	14.63
Illinois	24	2,901,849	5.7%	94.5%	32,861,664	4.9%	12.14
Indiana	6	273,256	0.5%	81.9%	3,552,154	0.5%	15.88
Kentucky	3	325,792	0.6%	88.1%	2,690,189	0.4%	9.38
Maryland	18	2,058,337	4.0%	95.0%	30,759,266	4.6%	16.62
Massachusetts	3	561,176	1.1%	86.2%	6,016,489	0.9%	13.50
Michigan	4	303,457	0.6%	89.6%	3,523,087	0.5%	13.32
Minnesota	3	483,938	0.9%	96.2%	5,797,205	0.9%	12.49
Missouri	23	2,265,472	4.4%	97.9%	19,836,731	3.0%	10.15
Nevada	3	774,736	1.5%	43.7%	2,621,906	0.4%	14.72
New Hampshire	1	91,692	0.2%	74.8%	778,200	0.1%	11.94
New Jersey	2	156,482	0.3%	95.2%	2,431,887	0.4%	16.32
North Carolina	16	2,180,033	4.3%	92.7%	26,812,875	4.0%	13.63
Ohio	16	2,270,932	4.4%	86.7%	17,593,242	2.6%	11.43
Oregon	11	1,088,697	2.1%	96.9%	12,596,507	1.9%	14.90
Pennsylvania	14	1,596,969	3.1%	87.4%	22,069,251	3.3%	16.11
South Carolina	9	547,735	1.1%	92.5%	5,622,677	0.8%	12.27
Tennessee	8	576,614	1.1%	95.7%	7,241,498	1.1%	13.17
Texas	38	4,524,621	8.9%	90.7%	64,522,463	9.7%	16.43
Virginia	34	4,153,392	8.1%	93.8%	63,405,322	9.5%	18.13
Washington	14	1,332,518	2.6%	98.5%	19,970,771	3.0%	17.24
Wisconsin	2	269,128	0.5%	97.7%	1,962,179	0.3%	7.46

Total All Properties	451	51,106,824	100.0%	91.7%	$668,101,910	100.0%	$15.43

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report By Region

December 31, 2007

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %		State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Northeast Region
Shops at The Columbia	JV-RC	25%		DC	Washington-Arlington-Alexandria	2006	22,812	5,703	82.3%	82.3%	—	11,833	Trader Joe’s	$34.23
Spring Valley Shopping Center	JV-M2	24.95%		DC	Washington-Arlington-Alexandria	1930	16,834	4,200	75.3%	75.3%	—	—	—	$70.83

				DC			39,646	9,903	79.4%	79.4%	—	11,833

First State Plaza	JV-M2	24.95%		DE	Philadelphia-Camden-Wilmington	1988	164,668	41,085	86.6%	86.6%	—	57,319	Shop Rite	$14.54
Newark Shopping Center	JV-M2	24.95%		DE	Philadelphia-Camden-Wilmington	1987	183,017	45,663	75.7%	75.7%	—	—	—	$9.94
Pike Creek				DE	Philadelphia-Camden-Wilmington	1981	229,510	229,510	99.6%	99.6%	—	49,069	Acme Markets, K- Mart	$12.05
Shoppes of Graylyn	JV-M2	24.95%		DE	Philadelphia-Camden-Wilmington	1971	66,676	16,636	100.0%	100.0%	—	—	—	$18.42
White Oak—Dover, DE				DE	Dover	2000	10,908	10,908	100.0%	100.0%	—	—	—	$32.73

				DE			654,779	343,801	89.7%	94.9%	—	106,388

Corbin's Corner	JV-M2	24.95%		CT	Hartford-West Hartford-East Hartford	1962	179,860	44,875	100.0%	100.0%	—	10,150	Trader Joe’s	$22.39

				CT			179,860	44,875	100.0%	100.0%	—	10,150

Merrimack Shopping Center				NH	Manchester-Nashua	2004	91,692	91,692	74.8%	74.8%	—	53,146	Shaw’s	$11.94

				NH			91,692	91,692	74.8%	74.8%	—	53,146

Plaza Square	JV-M2	24.9	5%	NJ	New York-Northern New Jersey-Long Island	1990	103,842	25,909	96.1%	96.1%	—	60,000	Shop Rite	$21.80
Haddon Commons	JV-M2	24.95%		NJ	Philadelphia-Camden-Wilmington	1985	52,640	13,134	93.4%	93.4%	—	34,240	Acme Markets	$5.19

				NJ			156,482	39,042	95.2%	95.2%	—	94,240

Bowie Plaza	JV-M2	24.95%		MD	Washington-Arlington-Alexandria	1966	104,037	25,957	89.0%	89.0%	—	21,750	Giant Food	$17.34
Clinton Park	JV-C	20%		MD	Washington-Arlington-Alexandria	2003	206,050	41,210	98.8%	98.8%	49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$9.33
Cloppers Mill Village	JV-M2	24.95%		MD	Washington-Arlington-Alexandria	1995	137,035	34,190	97.2%	97.2%	—	70,057	Shoppers Food Warehouse	$17.91
Elkridge Corners	JV-M2	24.95%		MD	Baltimore-Towson	1990	73,529	18,345	100.0%	100.0%	—	39,571	Super Fresh	$14.24
Festival at Woodholme	JV-M2	24.95%		MD	Baltimore-Towson	1986	81,027	20,216	98.0%	98.0%	—	10,370	Trader Joe’s	$33.54
Firstfield Shopping Center	JV-M2	24.95%		MD	Washington-Arlington-Alexandria	1978	22,328	5,571	100.0%	100.0%	—	—	—	$34.58
Goshen Plaza	JV-M2	24.95%		MD	Washington-Arlington-Alexandria	1987	45,654	11,391	94.3%	94.3%	—	—	—	$17.95
King Farm Apartments	JV-RC	25%		MD	Washington-Arlington-Alexandria	2001	64,775	16,194	72.2%	72.2%	—	—	—	$14.29
King Farm Village Center	JV-RC	25%		MD	Washington-Arlington-Alexandria	2001	120,326	30,082	99.0%	99.0%	—	53,754	Safeway	$24.81
Lee Airport				MD	Baltimore-Towson	2005	129,340	129,340	77.3%	77.3%	75,000	60,000	(Giant Food)	NA
Mitchellville Plaza	JV-M2	24.95%		MD	Washington-Arlington-Alexandria	1991	156,125	38,953	92.9%	92.9%	—	45,100	Food Lion	$20.99
Northway Shopping Center	JV-M2	24.95%		MD	Baltimore-Towson	1987	98,016	24,455	98.5%	98.5%	—	49,028	Shoppers Food Warehouse	$13.69
Parkville Shopping Center	JV-M2	24.95%		MD	Baltimore-Towson	1961	162,435	40,528	99.6%	99.6%	—	41,223	Super Fresh	$11.45
Southside Marketplace	JV-M2	24.95%		MD	Baltimore-Towson	1990	125,146	31,224	96.5%	96.5%	—	44,264	Shoppers Food Warehouse	$15.05
Takoma Park	JV-M2	24.95%		MD	Washington-Arlington-Alexandria	1960	106,469	26,564	100.0%	100.0%	—	63,643	Shoppers Food Warehouse	$10.11
Valley Centre	JV-M2	24.95%		MD	Baltimore-Towson	1987	247,920	61,856	96.8%	96.8%	—	—	—	$14.54
Watkins Park Plaza	JV-M2	24.95%		MD	Washington-Arlington-Alexandria	1985	113,443	28,304	97.1%	97.1%	—	43,205	Safeway	$18.61
Woodmoor Shopping Center	JV-M2	24.95%		MD	Washington-Arlington-Alexandria	1954	64,682	16,138	94.0%	94.0%	—	—	—	$23.54

				MD			2,058,337	600,518	95.0%	92.1%	124,000	584,965

Shops at Saugus				MA	Boston-Cambridge-Quincy	2006	94,194	94,194	40.6%	40.6%	—	—	—	NA
Speedway Plaza	JV-C2	20%		MA	Worcester	1988	185,279	37,056	100.0%	100.0%	—	59,970	Stop & Shop, BJ’s Wholesale	$9.97
Twin City Plaza				MA	Boston-Cambridge-Quincy	2004	281,703	281,703	92.4%	92.4%	—	62,500	Shaw’s, Marshall's	$16.01

				MA			561,176	412,953	86.2%	81.3%	—	122,470

Allen Street Shopping Center	JV-M2	24.95%		PA	Allentown-Bethlehem-Easton	1958	46,420	11,582	90.2%	90.2%	—	22,075	Ahart Market	$12.99
City Avenue Shopping Center	JV-M2	24.95%		PA	Philadelphia-Camden-Wilmington	1960	159,669	39,837	96.3%	96.3%	—	—	—	$16.28
Gateway Shopping Center				PA	Philadelphia-Camden-Wilmington	1960	219,337	219,337	95.4%	95.4%	—	10,610	Trader Joe’s	$23.31
Hershey				PA	Harrisburg-Carlisle	2000	6,000	6,000	100.0%	100.0%	—	—	—	$27.64
Kenhorst Plaza	JV-M2	24.95%		PA	Reading	1990	159,150	39,708	95.7%	95.7%	—	57,935	Redner’s Market	$11.03
Kulpsville Village Center				PA	Philadelphia-Camden-Wilmington	2006	14,820	14,820	100.0%	100.0%	—	—	—	NA
Lower Nazareth Commons				PA	Allentown-Bethlehem-Easton	2007	106,462	106,462	0.0%	0.0%	133,000	—	(Target)	NA
Mayfair Shopping Center	JV-M2	24.95%		PA	Philadelphia-Camden-Wilmington	1988	112,276	28,013	92.7%	92.7%	—	25,673	Shop ‘N Bag	$14.78
Mercer Square Shopping Center	JV-M2	24.95%		PA	Philadelphia-Camden-Wilmington	1988	91,400	22,804	100.0%	100.0%	—	50,708	Genuardi’s	$18.48
Newtown Square Shopping Center	JV-M2	24.95%		PA	Philadelphia-Camden-Wilmington	1970	146,893	36,650	92.0%	92.0%	—	56,226	Acme Markets	$14.49
Silver Spring Square				PA	Harrisburg-Carlisle	2005	188,122	188,122	84.8%	84.8%	139,377	130,000	Wegmans, (Target)	$19.69
Stefko Boulevard Shopping Center	JV-M2	24.95%		PA	Allentown-Bethlehem-Easton	1976	133,824	33,389	91.7%	91.7%	—	73,000	Valley Farm Market	$7.09
Towamencin Village Square	JV-M2	24.95%		PA	Philadelphia-Camden-Wilmington	1990	122,916	30,668	95.9%	95.9%	—	40,750	Genuardi’s	$15.74
Warwick Square Shopping	JV-M2	24.95%		PA	Philadelphia-Camden-Wilmington	1999	89,680	22,375	96.5%	96.5%	—	50,658	Genuardi's	$16.98

				PA			1,596,969	799,767	87.4%	80.1%	272,377	517,635

601 King Street	JV-M2	24.95%		VA	Washington-Arlington-Alexandria	1980	8,349	2,083	95.9%	95.9%	—	—	—	$48.60
Ashburn Farm Market Center				VA	Washington-Arlington-Alexandria	2000	91,905	91,905	94.3%	94.3%	—	48,999	Giant Food	$20.22
Ashburn Farm Village Center	JV-M2	24.95%		VA	Washington-Arlington-Alexandria	1996	88,897	22,180	98.7%	98.7%	—	57,030	Shoppers Food Warehouse	$14.32
Braemar Shopping Center	JV-RC	25%		VA	Washington-Arlington-Alexandria	2004	96,439	24,110	95.9%	95.9%	—	57,860	Safeway	$17.54
Brafferton Center	JV-M2	24.95%		VA	Washington-Arlington-Alexandria	1997	97,872	24,419	95.9%	95.9%	—	—	Sport and Health Clubs	$14.28
Brookville Plaza	JV-M	25%		VA	Lynchburg	1991	63,665	15,916	100.0%	100.0%	—	52,864	Kroger	$9.53
Centre Ridge Marketplace	JV-M2	24.95%		VA	Washington-Arlington-Alexandria	1996	104,155	25,987	98.8%	98.8%	—	55,138	Shoppers Food Warehouse	$15.98
Cheshire Station				VA	Washington-Arlington-Alexandria	2000	97,156	97,156	97.0%	97.0%	—	55,163	Safeway	$16.41
Culpeper Colonnade				VA	None	2006	93,368	93,368	68.5%	68.5%	127,307	—	(Target)	$16.21
Fairfax Shopping Center				VA	Washington-Arlington-Alexandria	1955	85,482	85,482	92.0%	92.0%	—	—	—	$17.85
Festival at Manchester Lakes	JV-M2	24.95%		VA	Washington-Arlington-Alexandria	1990	165,130	41,200	97.4%	97.4%	—	65,000	Shoppers Food Warehouse	$22.15
Fortuna Center Plaza	JV-RRP	20.00%		VA	Washington-Arlington-Alexandria	2004	90,131	18,026	96.1%	96.1%	123,735	66,870	Shoppers Food Warehouse, (Target)	$29.70
Fox Mill Shopping Center	JV-M2	24.95%		VA	Washington-Arlington-Alexandria	1977	103,269	25,766	100.0%	100.0%	—	49,837	Giant Food	$19.64
Gayton Crossing	JV-M2	24.95%		VA	Richmond	1983	156,917	39,151	95.1%	95.1%	—	38,408	Ukrop’s	$13.16
Glen Lea Centre	JV-M2	24.95%		VA	Richmond	1969	78,494	19,584	54.3%	54.3%	—	—	—	$11.94

Portfolio Summary Report By Region

December 31, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Greenbriar Town Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1972	345,935	86,311	97.4%	97.4%	—	62,319	Giant Food	$20.57
Hanover Village	JV-M2	24.95%	VA	Richmond	1971	96,146	23,988	86.5%	86.5%	—	—	—	$9.36
Hollymead Town Center			VA	Charlottesville	2004	153,739	153,739	97.0%	97.0%	142,500	60,607	Harris Teeter, (Target)	$19.85
Kamp Washington Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1960	71,825	17,920	100.0%	100.0%	—	—	—	$32.37
Kings Park Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1966	74,703	18,638	100.0%	100.0%	—	28,161	Giant Food	$22.75
Laburnum Park Shopping Center	JV-M2	24.95%	VA	Richmond	1977	64,992	16,216	96.8%	96.8%	49,000	49,000	(Ukrop’s)	$15.35
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132,445	26,489	100.0%	100.0%	—	63,000	Shoppers Food Warehouse	$19.20
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	64,437	12,887	86.5%	86.5%	—	—	—	$27.45
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	149,791	149,791	95.7%	95.7%	—	51,922	Safeway	$16.06
Saratoga Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1977	101,587	25,346	100.0%	100.0%	—	39,187	Giant Food	$17.34
Shops at County Center			VA	Washington-Arlington-Alexandria	2005	96,696	96,696	102.5%	102.5%	—	52,409	Harris Teeter	$31.38
Signal Hill			VA	Washington-Arlington-Alexandria	2004	95,172	95,172	96.2%	96.2%	—	67,470	Shoppers Food Warehouse	$18.07
Statler Square Phase I			VA	Staunton-Waynesboro	1996	133,660	133,660	90.2%	90.2%	—	65,003	Kroger	$8.30
Stonewall			VA	Washington-Arlington-Alexandria	2007	318,682	318,682	76.4%	76.4%	—	140,000	Wegmans	NA
Town Center at Sterling Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1980	190,069	47,422	100.0%	100.0%	—	46,935	Giant Food	$17.42
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	298,282	59,656	95.8%	95.8%	—	48,424	Shoppers Food Warehouse, Gold’s Gym	$19.71
Village Shopping Center	JV-M2	24.95%	VA	Richmond	1948	111,177	27,739	100.0%	100.0%	—	45,023	Ukrop's	$16.98
Willston Centre I	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1952	105,376	26,291	97.1%	97.1%	—	—	—	$19.61
Willston Centre II	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1986	127,449	31,799	97.5%	97.5%	—	42,491	Safeway	$17.51

			VA			4,153,392	1,994,775	93.8%	91.4%	442,542	1,409,120

Regional Totals						9,492,333	4,337,326	92.1%	88.5%	838,919	2,909,947

Midwest Region
Baker Hill Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1998	135,285	27,057	83.2%	83.2%	—	72,397	Dominick’s	$14.75
Brentwood Commons	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1962	125,585	31,333	87.8%	87.8%	—	64,762	Dominick's	$12.12
Carbondale Center	JV-D	16.40%	IL	Carbondale	1997	59,726	9,795	100.0%	100.0%	—	56,726	Schnucks	$10.14
Civic Center Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1989	264,973	66,111	89.9%	89.9%	—	87,135	Super H Mart, Home Depot	$10.88
Champaign Commons	JV-D	16.40%	IL	Champaign-Urbana	1990	88,105	14,449	92.3%	92.3%	—	72,326	Schnucks	$8.66
Country Club Plaza	JV-D	16.40%	IL	St. Louis	2001	86,866	14,246	100.0%	100.0%	—	54,554	Schnucks	$6.61
Deer Grove Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1996	239,356	47,871	95.9%	95.9%	117,000	65,816	Dominick’s, Linens-N- Things, (Target)	$13.04
Frankfort Crossing Shpg Ctr			IL	Chicago-Naperville-Joliet	1992	114,534	114,534	89.8%	89.8%	—	64,937	Jewel /OSCO	$12.70
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123,182	24,636	93.9%	93.9%	—	72,385	Dominick’s	$14.44
Granite City	JV-D	16%	IL	St. Louis	2004	46,237	7,583	100.0%	100.0%	—	46,237	Schnucks	$8.28
Heritage Plaza—Chicago	JV-M	25%	IL	Chicago-Naperville-Joliet	2005	128,871	32,218	97.3%	97.3%	—	64,922	Jewel /OSCO	$12.28
Hinsdale			IL	Chicago-Naperville-Joliet	1986	178,960	178,960	98.4%	98.4%	—	69,540	Dominick’s	$13.50
McHenry Commons Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1988	100,526	25,081	96.2%	96.2%	—	76,170	Dominick’s	$10.16
Montvale Commons	JV-D	16.40%	IL	Springfield	1996	73,937	12,126	100.0%	100.0%	—	62,447	Schnucks	$10.49
Oaks Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1983	135,006	33,684	91.2%	91.2%	—	63,863	Dominick’s	$14.91
Riverside Sq & River’s Edge	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1986	169,435	42,274	100.0%	100.0%	—	74,495	Dominick’s	$13.48
Riverview Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1981	139,256	34,744	97.8%	97.8%	—	50,094	Dominick’s	$11.09
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	87,705	17,541	94.8%	94.8%	—	65,977	Dominick’s	$14.66
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2005	86,276	17,255	98.1%	98.1%	—	—	—	$13.43
Stearns Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1999	96,613	19,323	98.6%	98.6%	—	65,613	Dominick’s	$14.63
Stonebrook Plaza Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1984	95,825	23,908	97.7%	97.7%	—	63,000	Dominick’s	$11.30
Swansea Plaza	JV-D	16.40%	IL	St. Louis	1988	118,892	19,498	97.1%	97.1%	—	70,017	Schnucks	$10.04
Urbana Crossing	JV-D	16.40%	IL	Champaign-Urbana	1997	85,196	13,972	98.4%	98.4%	—	62,105	Schnucks	$11.01
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	121,502	121,502	85.3%	85.3%	—	51,304	Dominick’s	$13.01

			IL			2,901,849	949,703	94.5%	93.6%	117,000	1,496,822

Airport Crossing			IN	Chicago-Naperville-Joliet	2006	11,922	11,922	0.0%	0.0%	89,911	—	(Kohl’s)	NA
Augusta Center			IN	Chicago-Naperville-Joliet	2006	14,537	14,537	60.4%	60.4%	213,988	213,988	(Menards)	$31.37
Evansville West Center	JV-D	16.40%	IN	Evansville	1989	79,885	13,101	93.7%	93.7%	—	62,273	Schnucks	$8.58
Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	55.1%	55.1%	265,798	50,000	(Gander Mountain), (Wal-Mart Supercenter)	$19.13
Willow Lake Shopping Center	JV-M2	24.95%	IN	Indianapolis	1987	85,923	21,438	85.1%	85.1%	64,000	64,000	(Kroger)	$16.89
Willow Lake West Shopping Center	JV-M2	24.95%	IN	Indianapolis	2001	52,961	13,214	97.3%	97.3%	—	10,028	Trader Joe’s	$21.43

			IN			273,256	102,240	81.9%	66.1%	633,697	400,289

Franklin Square	JV-M	25%	KY	Frankfort	1988	203,318	50,830	93.9%	93.9%	—	50,499	Kroger	$9.11
Silverlake	JV-M	25%	KY	Cincinnati-Middletown	1988	99,352	24,838	96.7%	96.7%	—	60,000	Kroger	$9.90
Walton Towne Center			KY	Cincinnati-Middletown	2007	23,122	23,122	0.0%	0.0%	116,432	116,432	(Kroger)	NA

			KY			325,792	98,790	88.1%	72.6%	116,432	226,931

Fenton Marketplace			MI	Flint	1999	97,224	97,224	92.9%	92.9%	—	53,739	Farmer Jack	$13.22
Independence Square			MI	Detroit-Warren-Livonia	2004	89,083	89,083	98.0%	98.0%	—	60,137	Kroger	$12.47
State Street Crossing			MI	Ann Arbor	2006	21,049	21,049	35.0%	35.0%	147,491	—	—	NA
Waterford Towne Center			MI	Detroit-Warren-Livonia	1998	96,101	96,101	90.3%	90.3%	—	60,202	Kroger	$14.29

			MI			303,457	303,457	89.6%	89.6%	147,491	174,078

Affton Plaza	JV-D	16.40%	MO	St. Louis	2000	67,760	11,113	100.0%	100.0%	—	61,218	Schnucks	$5.98
Bellerive Plaza	JV-D	16.40%	MO	St. Louis	2000	115,208	18,894	90.8%	90.8%	—	67,985	Schnucks	$9.40
Brentwood Plaza	JV-D	16.40%	MO	St. Louis	2002	60,452	9,914	100.0%	100.0%	—	51,800	Schnucks	$9.76
Bridgeton	JV-D	16.40%	MO	St. Louis	2005	70,762	11,605	100.0%	100.0%	129,802	63,482	Schnucks, (Home Depot)	$11.90
Butler Hill Centre	JV-D	16.40%	MO	St. Louis	1987	90,889	14,906	100.0%	100.0%	—	63,304	Schnucks	$10.62
Capital Crossing	JV-D	16.40%	MO	Jefferson City	2002	85,149	13,964	98.6%	98.6%	—	63,111	Schnucks	$10.89
City Plaza	JV-D	16.40%	MO	St. Louis	1998	80,149	13,144	100.0%	100.0%	—	62,348	Schnucks	$9.22

Portfolio Summary Report By Region

December 31, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Crestwood Commons	JV-D	16.40%	MO	St. Louis	1994	67,285	11,035	100.0%	100.0%	132,463	67,285	Schnucks, (Best Buy), (Gordman’s)	$11.79
Dardenne Crossing	JV-D	16.40%	MO	St. Louis	1996	67,430	11,059	100.0%	100.0%	—	63,333	Schnucks	$10.89
Dorsett Village	JV-D	16.40%	MO	St. Louis	1998	104,217	17,092	98.7%	98.7%	35,090	59,483	Schnucks, (Orlando Gardens Banquet Center)	$10.29
Kirkwood Commons	JV-D	16.40%	MO	St. Louis	2000	467,703	76,703	100.0%	100.0%	258,000	—	Wal-Mart, (Target), (Lowe’s)	$9.35
Lake St. Louis	JV-D	16.40%	MO	St. Louis	2004	75,643	12,405	100.0%	100.0%	—	63,187	Schnucks	$12.75
O'Fallon Centre	JV-D	16.40%	MO	St. Louis	1984	71,300	11,693	91.7%	91.7%	—	55,050	Schnucks	$8.28
Plaza 94	JV-D	16.40%	MO	St. Louis	2005	66,555	10,915	100.0%	100.0%	—	52,844	Schnucks	$9.58
Richardson Crossing	JV-D	16.40%	MO	St. Louis	2000	82,994	13,611	98.6%	98.6%	—	61,494	Schnucks	$12.19
Shackelford Center	JV-D	16.40%	MO	St. Louis	2006	49,635	8,140	97.4%	97.4%	—	45,960	Schnucks	$7.39
Sierra Vista Plaza	JV-D	16.40%	MO	St. Louis	1993	74,666	12,245	98.4%	98.4%	—	56,201	Schnucks	$9.85
Twin Oaks	JV-D	16.40%	MO	St. Louis	2006	71,682	11,756	100.0%	100.0%	—	63,000	Schnucks	$12.14
University City Square	JV-D	16.40%	MO	St. Louis	1997	79,280	13,002	98.2%	98.2%	—	61,600	Schnucks	$8.83
Washington Crossing	JV-D	16.40%	MO	St. Louis	1999	117,626	19,291	100.0%	100.0%	—	56,250	Schnucks	$10.98
Wentzville Commons	JV-D	16.40%	MO	St. Louis	2000	74,205	12,170	100.0%	100.0%	106,086	61,860	Schnucks, (Home Depot)	$10.98
Wildwood Crossing	JV-D	16.40%	MO	St. Louis	1997	108,200	17,745	85.4%	85.4%	—	61,500	Schnucks	$11.92
Zumbehl Commons	JV-D	16.40%	MO	St. Louis	1990	116,682	19,136	94.2%	94.2%	—	74,672	Schnucks	$8.53

			MO			2,265,472	371,537	97.9%	97.9%	661,441	1,336,967

Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1998	184,841	46,210	95.2%	95.2%	87,437	61,736	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$10.73
Colonial Square	JV-M2	24.95%	MN	Minneapolis-St. Paul-Bloomington	1959	93,200	23,253	97.9%	97.9%	—	43,978	Lund’s	$15.63
Rockford Road Plaza	JV-M2	24.95%	MN	Minneapolis-St. Paul-Bloomington	1991	205,897	51,371	96.3%	96.3%	—	65,608	Rainbow Foods	$12.61

			MN			483,938	120,835	96.2%	96.2%	87,437	171,322

Beckett Commons			OH	Cincinnati-Middletown	1995	121,498	121,498	100.0%	100.0%	—	70,815	Kroger	$10.03
Cherry Grove			OH	Cincinnati-Middletown	1997	195,512	195,512	93.8%	93.8%	—	66,336	Kroger	$10.08
East Pointe			OH	Columbus	1993	86,503	86,503	100.0%	100.0%	—	59,120	Kroger	$10.62
Hyde Park			OH	Cincinnati-Middletown	1995	397,893	397,893	98.0%	98.0%	—	169,267	Kroger, Biggs	$13.37
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	146,258	29,252	100.0%	100.0%	203,000	—	Kohl’s	$9.89
Kingsdale Shopping Center			OH	Columbus	1999	266,878	266,878	44.5%	44.5%	—	56,006	Giant Eagle	$14.17
Kroger New Albany Center			OH	Columbus	1999	91,722	91,722	91.7%	91.7%	—	63,805	Kroger	$11.83
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	98.4%	98.4%	90,000	62,000	Kroger, (Home Depot)	$10.57
Park Place Shopping Center			OH	Columbus	1988	106,833	106,833	58.9%	58.9%	—	—	—	$9.66
Red Bank Village			OH	Cincinnati-Middletown	2006	215,219	215,219	86.4%	86.4%	—	—	—	NA
Regency Commons			OH	Cincinnati-Middletown	2004	30,770	30,770	72.7%	72.7%	—	—	—	$23.74
Regency Milford Center	JV-MD	25%	OH	Cincinnati-Middletown	2001	108,923	27,231	91.7%	91.7%	—	65,000	Kroger	$11.52
Shoppes at Mason			OH	Cincinnati-Middletown	1997	80,800	80,800	100.0%	100.0%	—	56,800	Kroger	$10.22
Wadsworth Crossing			OH	Cleveland-Elyria-Mentor	2005	107,731	107,731	71.3%	71.3%	336,263	—	(Kohl’s), (Lowe’s), (Target)	NA
Westchester Plaza			OH	Cincinnati-Middletown	1988	88,182	88,182	96.9%	96.9%	—	66,523	Kroger	$9.79
Windmiller Plaza Phase I			OH	Columbus	1997	141,110	141,110	100.0%	100.0%	—	101,428	Kroger	$8.54

			OH			2,270,932	2,072,233	86.7%	85.8%	629,263	837,100

Racine Centre Shopping Center	JV-M2	24.95%	WI	Racine	1988	135,827	33,889	98.2%	98.2%	—	50,979	Piggly Wiggly	$7.51
Whitnall Square Shopping Center	JV-M2	24.95%	WI	Milwaukee-Waukesha-West Allis	1989	133,301	33,259	97.2%	97.2%	—	69,090	Pick ‘N’ Save	$7.41

			WI			269,128	67,147	97.7%	97.7%	—	120,069

Regional Totals						9,093,824	4,085,942	92.8%	88.7%	2,392,761	4,763,578

Pacific Region
4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2004	240,118	240,118	98.8%	98.8%	—	68,000	Ralphs, Jimbo’s...Naturally!	$27.27
Amerige Heights Town Center	JV-MD	25%	CA	Los Angeles-Long Beach-Santa Ana	2000	96,679	24,170	98.5%	98.5%	142,600	57,560	Albertsons, (Target)	$24.64
Applegate Ranch Shopping Center			CA	Merced	2006	179,131	179,131	28.4%	28.4%	319,692	178,500	(Super Target), (Home Depot)	NA
Auburn Village	JV-M2	24.95%	CA	Sacramento—Arden-Arcade— Roseville	1990	133,944	33,419	100.0%	100.0%	—	45,540	Bel Air Market	$18.57
Bayhill Shopping Center	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1990	121,846	30,401	100.0%	100.0%	—	32,110	Mollie Stone’s Market	$20.12
Bear Creek Village Center	JV-M	25%	CA	Riverside-San Bernardino-Ontario	2004	75,220	18,805	97.6%	97.6%	—	44,093	Stater Bros.	$22.14
Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	1990	93,316	93,316	98.9%	98.9%	—	34,208	Safeway	$25.06
Brea Marketplace	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1987	298,311	74,429	77.6%	77.6%	—	—	Toys “R” Us	$20.05
Campus Marketplace	JV-M	25%	CA	San Diego-Carlsbad-San Marcos	2000	144,289	36,072	98.9%	98.9%	—	58,527	Ralphs	$22.31
Clayton Valley			CA	San Francisco-Oakland-Fremont	2004	260,853	260,853	93.0%	93.0%	—	—	Yardbirds Home Center	$20.74
Clovis Commons			CA	Fresno	2004	175,039	175,039	95.8%	95.8%	145,653	145,653	(Super Target)	$20.03
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	98.6%	98.6%	—	65,715	Safeway, Orchard Supply & Hardware	$16.03
Costa Verde			CA	San Diego-Carlsbad-San Marcos	1988	178,623	178,623	94.2%	94.2%	—	40,000	Bristol Farms	$31.10
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1982	63,265	63,265	100.0%	100.0%	53,000	53,000	(Safeway)	$31.81
El Camino			CA	Los Angeles-Long Beach-Santa Ana	1995	135,728	135,728	100.0%	100.0%	—	35,650	Von’s Food & Drug	$21.23
El Cerrito Plaza	JV-MD	25%	CA	San Francisco-Oakland-Fremont	2000	256,035	64,009	86.5%	86.5%	66,700	77,888	(Lucky’s), Trader Joe’s	$25.80
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1984	90,679	90,679	98.0%	98.0%	—	42,315	Von’s Food & Drug	$15.21
Encina Grande			CA	San Francisco-Oakland-Fremont	1965	102,499	102,499	92.9%	92.9%	—	22,500	Safeway	$18.86
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	232,754	46,551	100.0%	100.0%	123,735	43,718	Stater Bros., (Target)	$17.67
Falcon Ridge Town Center Phase II	JV-RRP	20.00%	CA	Riverside-San Bernardino-Ontario	2005	66,864	13,373	100.0%	100.0%	—	—	24 Hour Fitness	$26.31
Five Points Shopping Center	JV-M2	24.95%	CA	Santa Barbara-Santa Maria-Goleta	1960	144,553	36,066	100.0%	100.0%	—	35,305	Albertsons	$22.70
Folsom Prairie City Crossing			CA	Sacramento—Arden-Arcade— Roseville	1999	90,237	90,237	98.2%	98.2%	—	55,255	Safeway	$20.64
French Valley			CA	Riverside-San Bernardino-Ontario	2004	99,019	99,019	93.6%	93.6%	—	44,054	Stater Bros.	$22.01
Friars Mission			CA	San Diego-Carlsbad-San Marcos	1989	146,898	146,898	99.2%	99.2%	—	55,303	Ralphs	$27.89
Garden Village Shopping Center	JV-M	25%	CA	Los Angeles-Long Beach-Santa Ana	2000	112,767	28,192	100.0%	100.0%	—	57,050	Albertsons	$18.77
Gelson’s Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	84,975	84,975	100.0%	100.0%	—	37,500	Gelson’s Markets	$18.54
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	290,888	290,888	60.0%	60.0%	—	—	Lowe’s	NA
Granada Village	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1965	224,649	56,050	76.3%	76.3%	—	—	Kohl’s	$17.23

Portfolio Summary Report By Region

December 31, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Hasley Canyon Village			CA	Los Angeles-Long Beach-Santa Ana	2003	65,801	65,801	100.0%	100.0%	—	51,800	Ralphs	$23.03
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	231,582	231,582	99.8%	99.8%	—	44,376	Ralphs	$25.40
Highland Greenspot			CA	Riverside-San Bernardino-Ontario	2007	92,450	92,450	48.7%	48.7%	—	—	LA Fitness	NA
Indio-Jackson			CA	Riverside-San Bernardino-Ontario	2006	355,469	355,469	30.3%	30.3%	235,834	93,696	(Home Depot), (WinCo)	NA
Jefferson Square			CA	Riverside-San Bernardino-Ontario	2007	102,832	102,832	13.6%	13.6%	—	13,969	Fresh & Easy	NA
Laguna Niguel Plaza	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1985	41,943	10,465	93.9%	93.9%	38,917	38,917	(Albertsons)	$24.90
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113,310	113,310	98.0%	98.0%	53,000	53,000	(Safeway)	$17.28
Mariposa Shopping Center	JV-M2	24.95%	CA	San Jose-Sunnyvale-Santa Clara	1957	126,658	31,601	98.2%	98.2%	—	42,896	Safeway	$16.20
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91,222	91,222	95.5%	95.5%	—	42,630	Stater Bros.	$22.95
Navajo Shopping Center	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1964	102,138	25,483	100.0%	100.0%	—	44,180	Albertsons	$12.85
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149,140	149,140	100.0%	100.0%	—	58,000	Albertsons	$18.35
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83,279	83,279	98.3%	98.3%	—	43,842	Albertsons	$15.20
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1991	194,396	38,879	97.7%	97.7%	—	28,210	Henry’s Marketplace	$18.16
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	94,940	94,940	100.0%	100.0%	—	36,800	Von’s Food & Drug	$19.69
Pleasant Hill Shopping Center	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1970	233,679	58,303	99.2%	99.2%	—	—	Target, Toys “R” Us	$13.59
Point Loma Plaza	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1987	212,774	53,087	95.6%	95.6%	—	50,000	Von’s Food & Drug	$17.60
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	165,928	165,928	100.0%	100.0%	—	10,122	Trader Joe’s	$26.06
Raley’s Supermarket	JV-C2	20.00%	CA	Sacramento—Arden-Arcade—Roseville	1964	62,827	12,565	100.0%	100.0%	—	62,827	Raley’s	$5.41
Rancho San Diego Village	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1981	152,896	38,148	98.2%	98.2%	—	39,777	Von’s Food & Drug	$16.68
Rio Vista Town Center			CA	Riverside-San Bernardino-Ontario	2005	72,619	72,619	68.7%	68.7%	—	44,700	Stater Bros.	NA
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	51,760	51,760	100.0%	100.0%	—	37,194	Food 4 Less	$16.76
San Leandro			CA	San Francisco-Oakland-Fremont	1982	50,432	50,432	100.0%	100.0%	38,250	38,250	(Safeway)	$26.67
Santa Ana Downtown			CA	Los Angeles-Long Beach-Santa Ana	1987	100,306	100,306	97.6%	97.6%	—	37,972	Food 4 Less	$19.69
Santa Maria Commons			CA	Santa Barbara-Santa Maria-Goleta	2005	113,514	113,514	100.0%	100.0%	—	—	Kohl’s	$10.58
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	90,172	18,034	72.4%	72.4%	—	25,000	Von’s Food & Drug	$19.52
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103,148	103,148	100.0%	100.0%	62,050	62,050	(Safeway)	$31.08
Shops of Santa Barbara			CA	Santa Barbara-Santa Maria-Goleta	2004	51,568	51,568	86.0%	86.0%	—	—	—	$22.71
Shops of Santa Barbara Phase II			CA	Santa Barbara-Santa Maria-Goleta	2004	63,657	63,657	95.2%	95.2%	—	40,000	Whole Foods	NA
Silverado Plaza	JV-M2	24.95%	CA	Napa	1974	84,916	21,187	100.0%	100.0%	—	31,833	Nob Hill	$14.15
Snell & Branham Plaza	JV-M2	24.95%	CA	San Jose-Sunnyvale-Santa Clara	1988	99,350	24,788	100.0%	100.0%	—	52,550	Safeway	$15.44
Stanford Ranch Village	JV-M2	24.95%	CA	Sacramento—Arden-Arcade--Roseville	1991	89,875	22,424	87.1%	87.1%	—	45,540	Bel Air Market	$17.54
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	78,827	78,827	94.9%	94.9%	—	33,753	Safeway	$19.35
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146,188	146,188	99.0%	99.0%	—	56,496	Safeway	$19.98
Twin Oaks Shopping Center	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1978	98,399	24,551	100.0%	100.0%	—	40,775	Ralphs	$14.08
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198,140	198,140	99.2%	99.2%	—	44,686	Albertsons, Target	$17.06
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	172,856	172,856	100.0%	100.0%	—	35,000	Whole Foods, Kohl’s	$31.00
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76,070	76,070	100.0%	100.0%	—	42,500	Von’s Food & Drug	$19.69
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	30,236	30,236	82.6%	82.6%	—	—	—	$30.85
Vista Village Phase I	JV-RRP	20.00%	CA	San Diego-Carlsbad-San Marcos	2003	129,009	25,802	100.0%	100.0%	165,000	—	Krikorian Theaters, (Lowe’s)	$24.80
Vista Village Phase II	JV-RRP	20.00%	CA	San Diego-Carlsbad-San Marcos	2003	55,000	11,000	100.0%	100.0%	—	25,000	Sprout’s Markets	$15.95
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11,000	11,000	88.2%	88.2%	—	—	—	$38.31
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	88,103	88,103	98.3%	98.3%	—	24,712	Safeway	$15.09
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	190,519	190,519	99.0%	99.0%	—	41,300	Von’s Food & Drug	$23.53
Westridge			CA	Los Angeles-Long Beach-Santa Ana	2003	92,287	92,287	98.9%	98.9%	—	50,782	Albertsons	$25.41
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	107,614	107,614	100.0%	100.0%	—	77,648	Gigante	$13.87
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	80,591	80,591	100.0%	100.0%	113,000	—	(Target)	$20.64
Ygnacio Plaza	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1968	109,701	27,370	100.0%	100.0%	—	—	The Sports Basement	$26.85

			CA			9,615,484	6,603,674	89.9%	87.9%	1,557,431	2,972,227

Cherry Park Market	JV-M	25%	OR	Portland-Vancouver-Beaverton	1997	113,518	28,380	90.0%	90.0%	—	55,164	Safeway	$13.58
Corvallis Market Center			OR	Corvallis	2006	82,671	82,671	81.2%	81.2%	—	—	—	NA
Greenway Town Center	JV-M2	24.95%	OR	Portland-Vancouver-Beaverton	1979	93,101	23,229	100.0%	100.0%	—	37,500	Unified Western Grocers	$12.01
Hillsboro Market Center	JV-M	25%	OR	Portland-Vancouver-Beaverton	2000	148,051	37,013	98.1%	98.1%	—	57,370	Albertsons	$13.93
Hillsboro—Mervyns			OR	Portland-Vancouver-Beaverton	2006	76,844	76,844	100.0%	100.0%	—	—	Best Buy	NA
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	148,967	148,967	100.0%	100.0%	—	41,132	Safeway	$14.41
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	87,966	87,966	100.0%	100.0%	—	55,227	Safeway	$10.79
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124,259	124,259	100.0%	100.0%	—	49,793	Albertsons	$17.32
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	52,710	52,710	100.0%	100.0%	—	—	—	$21.13
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71,000	71,000	100.0%	100.0%	—	56,500	Whole Foods	$34.66
Walker Center			OR	Portland-Vancouver-Beaverton	1987	89,610	89,610	95.7%	95.7%	—	—	Sportmart	$15.54

			OR			1,088,697	822,648	96.9%	97.2%	—	352,686

Aurora Marketplace	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1991	106,921	26,677	98.3%	98.3%	—	48,893	Safeway	$15.28
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211,072	42,214	99.0%	99.0%	—	49,440	Safeway	$11.21
Eastgate Plaza	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1956	78,230	19,518	100.0%	100.0%	—	28,775	Albertsons	$20.98
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17,253	17,253	100.0%	100.0%	—	—	—	$27.91
James Center	JV-M	25%	WA	Seattle-Tacoma-Bellevue	1999	140,240	35,060	94.7%	94.7%	—	68,273	Fred Myer	$16.00
Lynnwood—Meryvns			WA	Seattle-Tacoma-Bellevue	2007	77,028	77,028	100.0%	100.0%	—	77,028	H Mart	NA
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	2004	100,663	20,133	100.0%	100.0%	—	—	Sportsman’s Warehouse	$12.51
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	2005	77,478	77,478	89.9%	89.9%	—	—	Wallace Theaters	$18.24
Overlake Fashion Plaza	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1987	80,555	20,098	100.0%	100.0%	230,300	—	(Sears)	$21.44
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	102,953	102,953	100.0%	100.0%	—	40,982	Quality Foods	$17.95

Portfolio Summary Report By Region

December 31, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Puyallup—Meryvns			WA	Seattle-Tacoma-Bellevue	2007	76,682	76,682	100.0%	100.0%	—	—	JC Penney	NA
Sammamish Highland			WA	Seattle-Tacoma-Bellevue	1992	101,289	101,289	100.0%	100.0%	55,000	55,000	(Safeway)	$22.91
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58,282	58,282	98.2%	98.2%	111,900	—	(Target)	$31.45
Thomas Lake			WA	Seattle-Tacoma-Bellevue	1998	103,872	103,872	100.0%	100.0%	—	50,065	Albertsons	$14.92

			WA			1,332,518	778,538	98.5%	98.5%	397,200	418,456

Regional Totals						12,036,699	8,204,860	91.5%	89.8%	1,954,631	3,743,369

Southeast Region
Southgate Village Shopping Ctr	JV-M	25%	AL	Birmingham-Hoover	1988	75,092	18,773	96.7%	96.7%	—	46,733	Publix	$11.13
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118,466	59,233	75.1%	75.1%	—	44,271	Publix	$11.73

			AL			193,558	78,006	83.5%	80.3%	—	91,004

Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	102,342	25,586	97.3%	97.3%	—	48,555	Publix	$10.94
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	102,876	102,876	100.0%	100.0%	—	35,908	Publix	$16.35
Beneva Village Shops			FL	Sarasota-Bradenton-Venice	1987	141,532	141,532	94.5%	94.5%	—	42,112	Publix	$11.64
Berkshire Commons			FL	Naples-Marco Island	1992	106,354	106,354	100.0%	100.0%	—	65,537	Publix	$12.41
Bloomingdale			FL	Tampa-St. Petersburg-Clearwater	1987	267,736	267,736	100.0%	100.0%	—	39,795	Publix, Wal-Mart, Bealls	$9.00
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	124,924	124,924	99.4%	99.4%	—	56,000	Winn-Dixie	$12.08
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2007	10,800	10,800	0.0%	0.0%	98,165	—	(Kohl's)	NA
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90,043	45,022	61.9%	61.9%	—	54,340	Publix	NA
Carriage Gate			FL	Tallahassee	1978	76,784	76,784	100.0%	100.0%	—	—	—	$12.56
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	155,603	155,603	100.0%	100.0%	—	54,420	Publix	$16.76
Corkscrew Village			FL	Cape Coral-Fort Myers	1997	82,011	82,011	100.0%	100.0%	—	51,420	Publix	$12.78
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%	62,771	62,771	(Publix), Target	NA
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	235,842	235,842	60.8%	60.8%	—	42,112	Publix	$10.82
East Towne Shopping Center			FL	Orlando	2003	69,841	69,841	100.0%	100.0%	—	44,840	Publix	$13.86
First Street Village			FL	Cape Coral-Fort Myers	2006	54,926	54,926	83.2%	83.2%	—	39,393	Publix	$15.16
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	44,647	11,162	94.8%	94.8%	—	27,887	Publix	$13.19
Fleming Island			FL	Jacksonville	2000	136,662	136,662	95.7%	95.7%	129,807	47,955	Publix, (Target)	$12.96
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90,258	90,258	100.0%	100.0%	—	42,112	Publix	$14.66
Grande Oak			FL	Cape Coral-Fort Myers	2000	78,784	78,784	100.0%	100.0%	—	54,379	Publix	$14.04
Hibernia Pavilion			FL	Jacksonville	2006	51,298	51,298	76.4%	76.4%	—	39,203	Publix	NA
Hibernia Plaza			FL	Jacksonville	2006	8,400	8,400	33.3%	33.3%	—	—	—	$24.00
Horton’s Corner			FL	Jacksonville	2007	14,820	14,820	100.0%	100.0%	—	—	—	NA
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	1996	58,456	11,691	100.0%	100.0%	—	47,955	Publix	$9.88
John’s Creek Shopping Center			FL	Jacksonville	2004	89,921	89,921	100.0%	100.0%	—	44,840	Publix	$15.73
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%	—	51,420	Publix	$13.76
Kings Crossing Sun City	JV-M	25%	FL	Tampa-St. Petersburg-Clearwater	1999	75,020	18,755	100.0%	100.0%	—	51,420	Publix	$11.89
Lynnhaven	JV-M	25%	FL	Panama City-Lynn Haven	2001	63,871	15,968	95.6%	95.6%	—	44,271	Publix	$11.21
Marketplace St Pete			FL	Tampa-St. Petersburg-Clearwater	1983	90,296	90,296	95.5%	95.5%	—	36,464	Publix	$13.09
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	121,946	121,946	85.9%	85.9%	—	—	—	$14.85
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	48,907	48,907	96.2%	96.2%	—	—	—	$17.20
Merchants Crossing	JV-M	25%	FL	Punta Gorda	1990	213,739	53,435	93.6%	93.6%	—	48,555	Publix	$9.20
Millhopper			FL	Gainesville	1974	84,065	84,065	100.0%	100.0%	—	37,244	Publix	$8.55
Naples Walk Shopping Center			FL	Naples-Marco Island	1999	125,390	125,390	99.2%	99.2%	—	51,420	Publix	$16.18
Newberry Square			FL	Gainesville	1986	180,524	180,524	97.8%	97.8%	—	39,795	Publix, K-Mart	$7.59
Nocatee Town Center			FL	Jacksonville	2007	81,082	81,082	67.0%	67.0%	—	54,340	Publix	NA
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	1995	75,495	75,495	100.0%	100.0%	—	47,955	Publix	$12.43
Oakleaf Commons			FL	Jacksonville	2006	73,719	73,719	79.1%	79.1%	—	45,600	Publix	$14.12
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	86,772	21,693	100.0%	100.0%	—	61,171	Publix	$12.90
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	99.5%	99.5%	—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.65
Palm Harbor Shopping Village	JV-M	25%	FL	Palm Coast	1991	166,041	41,510	92.5%	92.5%	—	45,254	Publix	$11.13
Peachland Promenade	JV-M	25%	FL	Punta Gorda	1991	82,082	20,521	98.7%	98.7%	—	48,890	Publix	$10.67
Pebblebrook Plaza	JV-M	25%	FL	Naples-Marco Island	2000	76,767	19,192	100.0%	100.0%	—	61,166	Publix	$12.46
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	92.9%	92.9%	—	37,866	Publix	$13.07
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	100.0%	100.0%	—	44,840	Publix	$16.36
Regency Square Brandon			FL	Tampa-St. Petersburg-Clearwater	1986	349,848	349,848	99.4%	99.4%	66,000	—	AMC Theater, Michaels, (Best Buy)	$13.60
Regency Village	JV-O	50%	FL	Orlando	2002	83,170	41,585	89.9%	89.9%	—	54,379	Publix	$14.07
Shoppes @ 104	JV-M	25%	FL	Miami-Fort Lauderdale-Miami Beach	1990	108,192	27,048	100.0%	100.0%	—	46,368	Winn-Dixie	$12.93
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	118,014	59,007	88.1%	88.1%	97,000	44,840	Publix, (Kohl’s)	$17.55
Shops at John’s Creek			FL	Jacksonville	2004	15,490	15,490	100.0%	100.0%	—	—	—	$22.35
Spring Hill Phase I			FL	Tampa-St. Petersburg-Clearwater	2007	108,317	108,317	90.6%	90.6%	98,165	—	(Kohl’s)	NA
Starke			FL	None	2000	12,739	12,739	100.0%	100.0%	—	—	—	$23.83
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	64,546	64,546	100.0%	100.0%	—	56,146	Publix	$12.55
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44,380	44,380	100.0%	100.0%	—	—	—	$26.23
Village Center 6			FL	Tampa-St. Petersburg-Clearwater	1993	181,110	181,110	98.7%	98.7%	—	36,434	Publix	$12.71
Village Commons Shopping Center	JV-M2	24.95%	FL	Miami-Fort Lauderdale-Miami Beach	1986	169,053	42,179	92.6%	92.6%	—	39,975	Publix	$17.11
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	87.5%	87.5%	—	44,271	Publix	$11.25
Welleby			FL	Miami-Fort Lauderdale-Miami Beach	1982	109,949	109,949	96.2%	96.2%	—	46,779	Publix	$10.19
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107,325	107,325	98.0%	98.0%	—	44,840	Publix	$18.81
Westchase			FL	Tampa-St. Petersburg-Clearwater	1998	78,998	78,998	96.5%	96.5%	—	51,420	Publix	$12.65
Willa Springs Shopping Center			FL	Orlando	2000	89,930	89,930	100.0%	100.0%	—	44,271	Publix	$15.09

			FL			6,137,127	4,878,500	94.2%	94.1%	551,908	2,310,760

Portfolio Summary Report By Region

December 31, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53,450	53,450	88.7%	88.7%	—	—	—	$20.07
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39,204	39,204	100.0%	100.0%	—	—	—	$13.22
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	187,156	187,156	89.8%	89.8%	—	43,454	Publix	$14.43
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	48,338	48,338	100.0%	100.0%	—	—	—	$15.29
Buckhead Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1989	221,874	55,469	98.4%	98.4%	—	—	—	$16.56
Cambridge Square Shopping Ctr			GA	Atlanta-Sandy Springs-Marietta	1979	71,474	71,474	98.7%	98.7%	—	40,852	Kroger	$11.70
Chapel Hill			GA	Atlanta-Sandy Springs-Marietta	2005	66,970	66,970	89.5%	89.5%	88,713	—	(Kohl’s)	$23.61
Coweta Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	68,489	17,122	95.5%	95.5%	—	56,077	Publix	$9.57
Cromwell Square			GA	Atlanta-Sandy Springs-Marietta	1990	70,283	70,283	91.5%	91.5%	—	—	—	$10.21
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	100,539	100,539	90.7%	90.7%	—	45,044	Publix	$16.08
Dunwoody Hall			GA	Atlanta-Sandy Springs-Marietta	1986	89,351	89,351	94.2%	94.2%	—	44,271	Publix	$14.46
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120,598	120,598	93.0%	93.0%	—	18,400	Fresh Market	$17.09
Howell Mill Village	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1984	97,990	24,498	97.8%	97.8%	—	31,000	Publix	$16.22
King Plaza	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1998	81,432	16,286	94.3%	94.3%	—	51,420	Publix	$12.35
Lindbergh Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	27,059	6,765	96.0%	96.0%	—	—	—	$22.44
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137,139	137,139	100.0%	100.0%	—	—	—	$17.91
Lost Mountain Shopping Center	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1994	72,568	14,514	93.2%	93.2%	—	47,814	Publix	$11.41
Northlake Promenade	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1986	25,394	6,349	90.7%	90.7%	—	—	—	$18.61
Orchard Square	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1987	93,222	23,306	81.1%	81.1%	—	44,271	Publix	$10.25
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	61,697	61,697	93.5%	93.5%	—	—	—	$29.84
Powers Ferry Kroger	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1983	45,528	11,382	100.0%	100.0%	—	45,528	Kroger	$6.60
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	95,704	95,704	99.0%	99.0%	—	—	—	$24.26
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	78,996	78,996	99.9%	99.9%	—	47,955	Publix	$10.02
Rivermont Station			GA	Atlanta-Sandy Springs-Marietta	1996	90,267	90,267	76.8%	76.8%	—	58,261	Kroger	$15.72
Rose Creek	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1993	69,790	17,448	94.8%	94.8%	—	56,077	Publix	$9.94
Roswell Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1999	201,979	50,495	95.8%	95.8%	—	11,606	Trader Joe’s, Pike Nursery	$13.88
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	98,559	98,559	87.5%	87.5%	—	63,296	Kroger	$11.45
Thomas Crossroads	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1995	84,928	21,232	96.3%	96.3%	—	54,498	Kroger	$11.03
Trowbridge Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	62,558	15,640	100.0%	100.0%	—	37,888	Publix	$10.56
Woodstock Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	66,122	16,531	96.2%	96.2%	—	54,322	Kroger	$9.30
			GA			2,628,658	1,706,758	94.0%	93.3%	88,713	852,034
Bent Tree Plaza	JV-M	25%	NC	Raleigh-Cary	1994	79,503	19,876	98.5%	98.5%	—	54,153	Kroger	$11.75
Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	635,918	190,775	91.4%	91.4%	—	79,830	Harris Teeter, Fresh Market	$15.06
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	132,651	132,651	98.4%	98.4%	—	14,300	Fresh Market	$15.35
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	2003	66,020	13,204	100.0%	100.0%	—	41,500	Harris Teeter	$15.63
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	124,774	31,194	93.5%	93.5%	—	46,478	Kroger	$9.84
Garner			NC	Raleigh-Cary	1998	221,776	221,776	98.8%	98.8%	273,000	57,590	Kroger, (Home Depot), (Target)	$12.42
Glenwood Village			NC	Raleigh-Cary	1983	42,864	42,864	94.4%	94.4%	—	27,764	Harris Teeter	$12.94
Harris Crossing			NC	Burlington	2007	76,818	76,818	69.5%	69.5%	—	53,365	Harris Teeter	NA
Kernersville Plaza			NC	Winston-Salem	1997	72,590	72,590	95.0%	95.0%	—	57,590	Harris Teeter	$10.16
Lake Pine Plaza			NC	Raleigh-Cary	1997	87,691	87,691	100.0%	100.0%	—	57,590	Kroger	$11.60
Maynard Crossing			NC	Raleigh-Cary	1997	122,782	122,782	91.9%	91.9%	—	55,973	Kroger	$14.68
Middle Creek Commons			NC	Raleigh-Cary	2006	73,635	73,635	78.0%	78.0%	—	49,495	Lowes Foods	$14.09
Shoppes of Kildaire	JV-M2	24.95%	NC	Raleigh-Cary	1986	148,204	36,977	87.0%	87.0%	—	18,613	Trader Joe’s	$14.04
Southpoint Crossing			NC	Durham	1998	103,128	103,128	96.6%	96.6%	—	59,160	Kroger	$15.38
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101,846	20,369	90.4%	90.4%	—	34,000	Harris Teeter	$13.27
Woodcroft Shopping Center			NC	Durham	1984	89,833	89,833	96.8%	96.8%	—	40,832	Food Lion	$11.46

			NC			2,180,033	1,336,163	92.7%	93.1%	273,000	748,233

Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	79,302	79,302	61.0%	61.0%	—	45,600	Publix	NA
Fairview Market	JV-M	25%	SC	Greenville	1998	53,888	13,472	100.0%	100.0%	—	37,888	Publix	$10.66
Merchants Village	JV-M	25%	SC	Charleston-North Charleston	1997	79,724	19,931	97.5%	97.5%	—	37,888	Publix	$12.49
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	97.8%	97.8%	—	44,840	Publix	$12.26
Orangeburg			SC	Charleston-North Charleston	2006	14,820	14,820	100.0%	100.0%	—	—	—	$23.01
Pelham Commons			SC	Greenville	2003	76,541	76,541	93.7%	93.7%	—	44,271	Publix	$13.01
Queensborough	JV-O	50%	SC	Charleston-North Charleston	1993	82,333	41,167	100.0%	100.0%	—	65,796	Publix	$9.89
Rosewood Shopping Center	JV-M	25%	SC	Columbia	2001	36,887	9,222	94.3%	94.3%	—	27,887	Publix	$14.43
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	1999	59,881	11,976	100.0%	100.0%	—	46,624	Bi-Lo	$11.94

			SC			547,735	282,520	92.5%	86.9%	—	350,794

Collierville Crossing	JV-D	16%	TN	Memphis	2004	86,065	14,115	98.8%	98.8%	125,500	63,193	Schnucks, (Target)	$12.54
Dickson TN			TN	Nashville-Davidson-Murfreesboro	1998	10,908	10,908	100.0%	100.0%	—	—	—	$20.35
Harding Place			TN	Nashville-Davidson-Murfreesboro	2004	7,348	7,348	24.9%	24.9%	177,000	—	(Wal-Mart)	$16.00
Harpeth Village Fieldstone			TN	Nashville-Davidson-Murfreesboro	1998	70,091	70,091	100.0%	100.0%	—	55,377	Publix	$12.84
Lebanon Center			TN	Nashville-Davidson-Murfreesboro	2006	63,802	63,802	78.1%	78.1%	—	45,600	Publix	$12.21
Nashboro			TN	Nashville-Davidson-Murfreesboro	1998	86,811	86,811	100.0%	100.0%	—	61,224	Kroger	$10.54
Northlake Village I & II			TN	Nashville-Davidson-Murfreesboro	1988	141,685	141,685	96.8%	96.8%	—	64,537	Kroger	$11.46
Peartree Village			TN	Nashville-Davidson-Murfreesboro	1997	109,904	109,904	100.0%	100.0%	—	60,647	Harris Teeter	$17.76

			TN			576,614	504,664	95.7%	95.2%	302,500	350,578

Regional Totals						12,263,725	8,786,611	93.7%	93.5%	1,216,121	4,703,403

Southwest Region
Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113,292	113,292	100.0%	100.0%	—	55,256	Safeway	$16.71

Portfolio Summary Report By Region

December 31, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	107,633	21,527	98.1%	98.1%	—	55,403	Safeway	$14.57
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	239,438	239,438	99.3%	99.3%	—	—	Chez Antiques	$17.68
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	35,710	35,710	94.1%	94.1%	—	—	—	$19.54

			AZ			496,073	409,967	98.8%	99.0%	—	110,659

Applewood Shopping Center	JV-M2	24.95%	CO	Denver-Aurora	1956	375,622	93,718	94.2%	94.2%	—	71,074	King Soopers, Wal-Mart	$9.25
Arapahoe Village	JV-M2	24.95%	CO	Boulder	1957	159,237	39,730	92.8%	92.8%	—	43,500	Safeway	$16.28
Belleview Square			CO	Denver-Aurora	1978	117,335	117,335	100.0%	100.0%	—	65,104	King Soopers	$15.08
Boulevard Center			CO	Denver-Aurora	1986	88,512	88,512	86.9%	86.9%	52,700	52,700	(Safeway)	$23.11
Buckley Square			CO	Denver-Aurora	1978	116,146	116,146	97.2%	97.2%	—	62,400	King Soopers	$8.59
Centerplace of Greeley	JV-M	25%	CO	Greeley	2003	148,575	37,144	100.0%	100.0%	213,408	58,374	Safeway, (Target), (Kohl’s)	$14.07
Centerplace of Greeley Phase III			CO	Greeley	2007	119,014	119,014	60.6%	60.6%	—	—	Best Buy, Sports Authority	NA
Cherrywood Square	JV-M2	24.95%	CO	Denver-Aurora	1978	86,161	21,497	100.0%	100.0%	—	51,640	King Soopers	$11.21
Cheyenne Meadows	JV-M	25%	CO	Colorado Springs	1998	89,893	22,473	100.0%	100.0%	—	69,913	King Soopers	$11.00
Crossroads Commons	JV-C	20%	CO	Boulder	1986	105,041	21,008	79.2%	79.2%	—	39,247	Whole Foods	$21.64
Falcon Marketplace			CO	Colorado Springs	2005	22,491	22,491	58.7%	58.7%	184,305	50,000	(Wal-Mart Supercenter)	$23.27
Fort Collins Center			CO	Fort Collins-Loveland	2005	99,359	99,359	0.0%	0.0%	—	—	JC Penney	$7.75
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100,029	25,007	97.3%	97.3%	—	66,000	King Soopers	$22.85
South Lowry Square			CO	Denver-Aurora	1993	119,916	119,916	95.4%	95.4%	—	62,600	Safeway	$12.99
Littleton Square			CO	Denver-Aurora	1997	94,257	94,257	91.3%	91.3%	—	49,751	King Soopers	$11.61
Lloyd King Center			CO	Denver-Aurora	1998	83,326	83,326	100.0%	100.0%	—	61,040	King Soopers	$11.65
Loveland Shopping Center			CO	Fort Collins-Loveland	2005	93,142	93,142	44.7%	44.7%	—	—	Murdoch’s Ranch	$11.50
Marketplace at Briargate			CO	Colorado Springs	2006	29,075	29,075	100.0%	100.0%	66,000	66,000	(King Soopers)	$27.67
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%	—	69,913	King Soopers	$10.53
Ralston Square Shopping Center	JV-M2	24.95%	CO	Denver-Aurora	1977	82,750	20,646	98.2%	98.2%	—	55,311	King Soopers	$9.29
Stroh Ranch			CO	Denver-Aurora	1998	93,436	93,436	98.5%	98.5%	—	69,719	King Soopers	$12.17
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	90.2%	90.2%	—	69,716	King Soopers	$13.93

			CO			2,424,813	1,558,728	91.4%	89.6%	516,413	1,134,002

Anthem Highland Shopping Center			NV	Las Vegas-Paradise	2004	119,313	119,313	89.7%	89.7%	—	53,963	Albertsons	$15.83
Deer Springs Town Center			NV	Las Vegas-Paradise	2007	556,359	556,359	24.0%	24.0%	132,360	—	(Target), Home Depot	NA
Centennial Crossroads	JV-M	25.00%	NV	Las Vegas-Paradise	2002	99,064	24,766	98.9%	98.9%	154,000	55,256	Von's Food & Drug, (Target)	$13.79

			NV			774,736	700,438	43.7%	37.9%	286,360	109,219

Alden Bridge			TX	Houston-Baytown-Sugar Land	1998	138,953	138,953	100.0%	100.0%	—	67,768	Kroger	$16.63
Atascocita Center			TX	Houston-Baytown-Sugar Land	2003	97,240	97,240	87.7%	87.7%	—	65,740	Kroger	$9.92
Bethany Park Place			TX	Dallas-Fort Worth-Arlington	1998	74,066	74,066	95.5%	95.5%	—	58,374	Kroger	$11.99
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	1994	138,192	138,192	96.5%	96.5%	—	63,449	Kroger	$15.92
Cooper Street			TX	Dallas-Fort Worth-Arlington	1992	133,196	133,196	87.5%	87.5%	102,950	—	(Home Depot)	$11.61
Fort Bend Center			TX	Houston-Baytown-Sugar Land	2000	30,164	30,164	79.0%	79.0%	67,106	67,106	(Kroger)	$16.72
Hancock			TX	Austin-Round Rock	1998	410,438	410,438	95.5%	95.5%	—	90,217	H.E.B., Sears	$12.45
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28,134	28,134	15.8%	15.8%	81,624	81,264	(Kroger)	NA
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	14,530	14,530	100.0%	100.0%	—	—	—	$33.69
Highland Knoll	JV-C2	20%	TX	Houston-Baytown-Sugar Land	1998	87,470	17,494	97.0%	97.0%	—	62,389	Randalls Food	$12.41
Highland Village			TX	Dallas-Fort Worth-Arlington	2005	351,906	351,906	77.0%	77.0%	—	—	AMC Theater, Barnes & Noble	$26.48
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	136,625	68,313	100.0%	100.0%	—	79,000	H.E.B.	$18.32
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	114,937	114,937	96.3%	96.3%	—	63,631	Tom Thumb	$14.10
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	148,964	37,241	91.6%	91.6%	—	78,348	H.E.B.	$16.90
Kleinwood Center II			TX	Houston-Baytown-Sugar Land	2005	45,001	45,001	100.0%	100.0%	—	—	LA Fitness	$16.50
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56,674	56,674	97.9%	97.9%	62,804	62,804	(Albertsons)	$21.85
Main Street Center	JV-M2	24.95%	TX	Dallas-Fort Worth-Arlington	2002	42,754	10,667	81.4%	81.4%	62,322	62,322	(Albertsons)	$20.34
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	91,624	91,624	100.0%	100.0%	—	51,818	Tom Thumb	$16.23
Market at Round Rock			TX	Austin-Round Rock	1987	123,046	123,046	92.5%	92.5%	—	63,800	Albertsons	$11.69
Memorial Collection Shopping Center	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	103,330	25,781	97.5%	97.5%	—	53,993	Randall’s Food	$14.37
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120,321	120,321	98.4%	98.4%	—	48,525	Tom Thumb	$14.21
North Hills			TX	Austin-Round Rock	1995	144,020	144,020	90.2%	90.2%	—	60,465	H.E.B.	$17.58
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	165,560	165,560	100.0%	100.0%	—	65,800	Randall’s Food	$15.64
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	273,826	273,826	80.7%	80.7%	—	52,688	Tom Thumb	$24.78
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	91,537	91,537	98.8%	98.8%	—	63,373	Kroger	$13.45
Prestonwood Park			TX	Dallas-Fort Worth-Arlington	1999	101,167	101,167	67.6%	67.6%	62,322	62,322	(Albertsons)	$21.32
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	45,969	45,969	79.7%	79.7%	73,770	57,017	(Kroger)	$22.51
Shiloh Springs			TX	Dallas-Fort Worth-Arlington	1998	110,040	110,040	97.5%	97.5%	—	60,932	Kroger	$14.50
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32,415	32,415	80.0%	80.0%	61,962	61,962	(Kroger)	$24.14
South Shore			TX	Houston-Baytown-Sugar Land	2005	27,939	27,939	72.7%	72.7%	81,470	81,470	(Kroger)	$22.82
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	128,643	128,643	100.0%	100.0%	—	63,373	Kroger	$17.33
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134,045	26,809	99.0%	99.0%	—	65,241	Kroger	$16.10
Trophy Club			TX	Dallas-Fort Worth-Arlington	1999	106,507	106,507	88.5%	88.5%	—	63,654	Tom Thumb	$13.07

Portfolio Summary Report By Region

December 31, 2007

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Waterside Marketplace			TX	Houston-Baytown-Sugar Land	2007	24,520	24,520	19.2%	19.2%	102,984	102,984	(Kroger)	NA
Weslayan Plaza East	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1969	169,693	42,338	99.1%	99.1%	—	—	—	$12.65
Weslayan Plaza West	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1969	185,834	46,366	95.9%	95.9%	—	51,960	Randall’s Food	$14.70
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	184,176	184,176	76.9%	76.9%	126,874	—	(Target)	NA
Woodway Collection	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	111,165	27,736	98.2%	98.2%	—	56,596	Randall’s Food	$15.43

			TX			4,524,621	3,707,485	90.7%	89.4%	886,188	2,090,385

Regional Totals						8,220,243	6,376,618	87.0%	84.4%	1,688,961	3,444,265

Regency Centers Total						51,106,824	31,791,357	91.7%	89.4%	8,091,393	19,564,562

(1)	Major Tenants are the grocer anchor and any tenant over 40,000 sq. ft. Tenants in parenthesis own their own GLA.
(2)	Average Base Rent/Sq. Ft. does not include ground leases.

JV-C:	Co-investment Partnership with Oregon
JV-C2:	Co-investment Partnership with Oregon
JV-CCV:	Co-investment Partnership with Oregon
JV-RC:	Co-investment Partnership with CalSTRS
JV-M:	Co-investment Partnership with Macquarie
JV-MD:	Co-investment Partnership with Macquarie
JV-M2:	Co-investment Partnership with Macquarie
JV-M3:	Co-investment Partnership with Macquarie
JV-RRP:	Regency Retail Partners (open-end fund)
JV-D:	Co-investment Partnership with Macquarie and DESCO
JV-O:	Other, single property Co-investment Partnerships

Significant Tenant Rents—Wholly-Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

December 31, 2007

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	2,815,024	8.86%	$26,580,497	5.89%	60	18
Publix	2,115,188	6.66%	19,353,278	4.29%	65	28
Safeway	1,672,156	5.26%	15,918,223	3.53%	59	34
Supervalu	1,004,004	3.16%	11,430,702	2.53%	33	19
Blockbuster Video	315,644	0.99%	6,727,361	1.49%	84	35
CVS	270,823	0.85%	4,703,665	1.04%	41	21
Whole Foods	144,754	0.46%	4,487,427	0.99%	5	2
TJX Companies	434,184	1.37%	4,444,445	0.98%	27	15
Harris Teeter	346,382	1.09%	4,004,525	0.89%	9	3
Walgreens	239,870	0.76%	3,981,447	0.88%	23	8
Ahold	248,795	0.78%	3,666,951	0.81%	11	8
Starbucks	103,140	0.32%	3,258,350	0.72%	95	42
Sears Holdings	433,809	1.37%	3,237,083	0.72%	16	10
Rite Aid	227,691	0.72%	3,191,160	0.71%	35	24
Washington Mutual Bank	92,010	0.29%	2,997,406	0.66%	39	15
Hallmark	165,085	0.52%	2,844,081	0.63%	61	31
Best Buy	137,564	0.43%	2,812,624	0.62%	7	3
PETCO	156,164	0.49%	2,710,930	0.60%	20	11
Schnucks	309,522	0.97%	2,695,784	0.60%	31	31
Ross Dress For Less	198,594	0.63%	2,637,377	0.58%	16	12
Bank of America	69,566	0.22%	2,630,181	0.58%	31	14
Kohl's	315,680	0.99%	2,547,527	0.56%	4	1
Longs Drug	211,818	0.67%	2,516,809	0.56%	15	7
H.E.B.	210,413	0.66%	2,499,163	0.55%	4	2
Subway	90,621	0.29%	2,488,934	0.55%	116	61
L.A. Fitness Sports Club	138,188	0.44%	2,483,484	0.55%	4	1
The UPS Store	98,293	0.31%	2,358,410	0.52%	112	57
Staples	167,316	0.53%	2,339,828	0.52%	12	5
Stater Bros.	151,151	0.48%	2,300,289	0.51%	5	2

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$161,301
Kroger Total	55,100
Supervalu Total	10,625
Schnucks Total	6,560

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Kroger	594,926	8	68
Safeway	314,000	6	66
Sears Holdings	57,435	2	64
Supervalu	72,514	2	35
Publix	62,771	1	66

	1,101,646

Note: GLA and Annualized Base Rent include preleases. Preleases are defined as leases that are executed but not yet rent paying.

(1)	GLA includes only Regency's pro-rata share of GLA in unconsolidated joint ventures.
(2)	Annualized Base Rent includes only Regency's pro-rata share of rent from unconsolidated joint ventures.

Significant Tenant Rents—Wholly-Owned and 100% of Co-investment Partnerships

December 31, 2007

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	3,590,970	7.06%	$32,159,158	4.47%	60	18
Safeway	3,155,089	6.21%	31,407,294	4.36%	59	34
Publix	3,148,253	6.19%	28,554,514	3.97%	65	28
Supervalu	1,776,782	3.49%	19,349,850	2.69%	33	19
Schnucks	1,887,329	3.71%	16,437,709	2.28%	31	31
Blockbuster Video	462,854	0.91%	9,895,080	1.37%	84	35
CVS	454,522	0.89%	7,943,391	1.10%	41	21
TJX Companies	746,227	1.47%	7,791,067	1.08%	27	15
Ahold	521,264	1.03%	6,265,993	0.87%	11	8
Ross Dress For Less	464,756	0.91%	6,069,449	0.84%	16	12
Rite Aid	467,056	0.92%	5,730,660	0.80%	35	24
Whole Foods	197,768	0.39%	5,682,134	0.79%	5	2
Walgreens	322,313	0.63%	5,192,508	0.72%	23	8
PETCO	281,722	0.55%	4,994,689	0.69%	20	11
Starbucks	155,403	0.31%	4,949,809	0.69%	95	42
Harris Teeter	450,882	0.89%	4,871,117	0.68%	9	3
Sears Holdings	590,620	1.16%	4,554,750	0.63%	16	10
Hallmark	272,129	0.54%	4,492,850	0.62%	61	31
Washington Mutual Bank	131,525	0.26%	4,340,936	0.60%	39	15
Bank of America	100,382	0.20%	4,137,148	0.57%	31	14
Subway	154,155	0.30%	4,088,482	0.57%	116	61
Longs Drug	331,830	0.65%	3,970,931	0.55%	15	7
H.E.B.	310,607	0.61%	3,874,163	0.54%	4	2
The UPS Store	160,860	0.32%	3,817,781	0.53%	112	57
24 Hour Fitness	199,094	0.39%	3,815,212	0.53%	6	4

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$485,004
Kroger Total	87,800
Supervalu Total	42,500
Schnucks Total	40,000

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Kroger	642,958	8	68
Safeway	314,000	6	65
Sears Holdings	230,200	2	18
Supervalu	101,721	2	35
Publix	62,771	1	66

	1,351,650

Note: GLA and Annualized Base Rent include preleases. Preleases are defined as leases that are executed but not yet rent paying.

(1)	GLA includes 100% of the GLA in unconsolidated joint ventures.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated joint ventures.

Tenant Lease Expirations

December 31, 2007

All Tenants

	Regency’s Pro-Rata Share					Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	482,215	1.9%	$8,056,099	1.9%	$16.71	844,884	1.9%	$13,472,092	2.0%
2008	1,800,898	6.9%	34,557,885	8.2%	19.19	3,081,737	7.0%	55,583,498	8.1%
2009	2,581,489	9.9%	48,346,537	11.5%	18.73	4,353,174	9.8%	79,114,309	11.5%
2010	2,543,345	9.8%	47,601,932	11.3%	18.72	4,220,213	9.5%	76,322,524	11.1%
2011	2,845,531	10.9%	49,952,956	11.9%	17.55	4,448,634	10.1%	79,211,907	11.5%
2012	3,254,578	12.5%	58,570,659	13.9%	18.00	5,371,713	12.1%	95,303,459	13.8%
2013	1,269,126	4.9%	21,102,490	5.0%	16.63	2,476,534	5.6%	37,458,678	5.4%
2014	783,656	3.0%	11,394,840	2.7%	14.54	1,568,562	3.5%	21,849,935	3.2%
2015	741,434	2.8%	11,841,862	2.8%	15.97	1,584,906	3.6%	23,929,031	3.5%
2016	836,198	3.2%	14,072,697	3.3%	16.83	1,723,694	3.9%	25,977,682	3.8%
2017	1,280,552	4.9%	23,103,472	5.5%	18.04	2,113,821	4.8%	35,177,403	5.1%

10 Year Total	18,419,023	70.7%	328,601,430	78.0%	17.84	31,787,872	71.8%	543,400,519	78.7%

Thereafter	7,623,953	29.3%	92,837,550	22.0%	12.18	12,463,969	28.2%	146,687,553	21.3%

	26,042,976	100.0%	$421,438,980	100.0%	$16.18	44,251,841	100.0%	$690,088,072	100.0%

Anchor Tenants

	Regency’s Pro-Rata Share					Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	120,821	0.9%	$1,279,982	1.0%	$10.59	194,314	0.8%	$1,817,667	0.8%
2008	280,989	2.0%	1,914,032	1.4%	6.81	581,141	2.4%	3,976,321	1.7%
2009	623,972	4.6%	5,909,909	4.4%	9.47	1,113,151	4.6%	11,259,647	4.8%
2010	692,884	5.1%	5,794,459	4.3%	8.36	1,196,121	5.0%	9,637,066	4.1%
2011	1,040,027	7.6%	7,786,103	5.8%	7.49	1,531,853	6.3%	12,628,910	5.4%
2012	1,224,615	8.9%	10,984,963	8.2%	8.97	2,085,714	8.6%	19,510,574	8.3%
2013	564,432	4.1%	4,879,743	3.6%	8.65	1,286,774	5.3%	10,905,599	4.6%
2014	468,287	3.4%	4,078,222	3.0%	8.71	971,702	4.0%	8,643,266	3.7%
2015	469,102	3.4%	5,037,722	3.8%	10.74	1,092,219	4.5%	11,423,023	4.8%
2016	496,832	3.6%	5,591,633	4.2%	11.25	1,077,709	4.5%	11,159,613	4.7%
2017	764,320	5.6%	9,008,673	6.7%	11.79	1,454,892	6.0%	17,228,231	7.3%

10 Year Total	6,746,280	49.2%	62,265,439	46.5%	9.23	12,585,590	52.2%	118,189,917	50.2%

Thereafter	6,962,778	50.8%	71,676,940	53.5%	10.29	11,541,672	47.8%	117,406,478	49.8%

	13,709,058	100.0%	$133,942,380	100.0%	$9.77	24,127,262	100.0%	$235,596,394	100.0%

Reflects in place leases as of December 31, 2007, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Tenant Lease Expirations

December 31, 2007

Inline Tenants

	Regency’s Pro-Rata Share					Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	361,394	2.9%	$6,776,117	2.4%	$18.75	650,570	3.2%	$11,654,425	2.6%
2008	1,519,910	12.3%	32,643,853	11.4%	21.48	2,500,596	12.4%	51,607,177	11.4%
2009	1,957,517	15.9%	42,436,629	14.8%	21.68	3,240,023	16.1%	67,854,663	14.9%
2010	1,850,461	15.0%	41,807,473	14.5%	22.59	3,024,092	15.0%	66,685,458	14.7%
2011	1,805,505	14.6%	42,166,853	14.7%	23.35	2,916,781	14.5%	66,582,997	14.6%
2012	2,029,963	16.5%	47,585,696	16.6%	23.44	3,285,999	16.3%	75,792,885	16.7%
2013	704,694	5.7%	16,222,747	5.6%	23.02	1,189,760	5.9%	26,553,079	5.8%
2014	315,369	2.6%	7,316,618	2.5%	23.20	596,860	3.0%	13,206,669	2.9%
2015	272,332	2.2%	6,804,141	2.4%	24.98	492,687	2.4%	12,506,008	2.8%
2016	339,366	2.8%	8,481,064	2.9%	24.99	645,985	3.2%	14,818,069	3.3%
2017	516,232	4.2%	14,094,799	4.9%	27.30	658,929	3.3%	17,949,172	3.9%

10 Year Total	11,672,743	94.6%	266,335,991	92.6%	22.82	19,202,282	95.4%	425,210,603	93.6%

Thereafter	661,175	5.4%	21,160,609	7.4%	32.00	922,297	4.6%	29,281,075	6.4%

	12,333,918	100.0%	$287,496,600	100.0%	$23.31	20,124,579	100.0%	$454,491,678	100.0%

Reflects in place leases as of December 31, 2007, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

December 31, 2007

	Quarterly
($000s except per share numbers)	2006A	2007A	2008E	1Q07A	2Q07A	3Q07A	4Q07A	1Q08E
FFO / Share (for actuals please see related press release)			$4.54 - $4.66					$0.81 - $0.85
Operating Portfolio — Wholly-owned and Regency’s pro-rata share of joint ventures
Occupancy at period end	95.2%	95.1%	94.9% - 95.1%	95.1%	95.2%	95.1%	95.1%
Same store growth	3.8%	3.0%	2.4% - 2.8%	2.0%	4.5%	2.3%	3.3%
Rental rate growth	12.6%	13.0%	8% - 10%	12.8%	14.4%	13.7%	11.3%
Percentage Rent — Consolidated Only	$4,525	$4,678	$4,000 - $4,500	$735	$359	$889	$2,695
Recovery Rate — Consolidated Only	80%	78.5%	77% - 79%	79.9%	78.1%	79.6%	76.5%
Investment Activity
Acquisitions—consolidated	$63,100	$105,984	$0	$0	$43,051	$62,933	$0
Cap rate	6.2%	6.0%	0.0%	0.0%	6.4%	5.7%	0.0%

JV Acquisitions—3rd Party (gross $)	$169,325	$507,850	$175,000 - $250,000	$23,000	$12,000	$396,200	$76,650
Cap rate	6.9%	6.4%	6.3% - 6.7%	6.2%	7.4%	6.3%	6.9%
REG % ownership	22%	17%	20%	25%	20%	16%	20%

JV Acquisitions—REG contributions (gross $)	$134,994	$126,375	$200,000 - $240,000	$60,988	$0	$8,919	$56,468
Cap rate	6.6%	6.2%	6.6%	6.0%	0.0%	6.6%	6.3%
REG % ownership	26%	20%	20%	20%	0%	20%	20%

Dispositions—op. properties (REG Pro-Rata)	$456,270	$82,110	$125,000 - $175,000	$8,338	$25,254	$22,543	$26,000
Cap rate (average)	6.5%	7.2%	7.25% - 7.75%	6.0%	8.0%	7.2%	6.8%

Development starts	$503,319	$378,831	$400,000 - $500,000	$30,953	$192,750	$22,235	$132,893

Development stabilizations—net costs	$167,668	$326,555	$115,000 - $240,000	$7,679	$68,750	$144,899	$105,228
NOI yield on stabilizations (net dev costs)	10.1%	9.0%	8.75% - 9.25%	11.5%	9.1%	8.7%	9.4%
Development stabilizations—total costs after outparcel allocation	$175,759	$352,784	$125,000 - $260,000	$8,336	$72,496	$155,496	$116,455
NOI yield on costs after outparcel allocation	9.5%	8.3%	8.25% - 8.50%	10.6%	8.6%	8.2%	8.5%

Transaction profits net of taxes *	$52,643	$57,927	$63,000 - $78,000	$23,602	$10,640	$4,007	$19,154
Minority share of transaction profits	-$4,669	$0	$0	$0	$0	$0	$0
Third party fees and commissions	$31,805	$33,064	$35,000 - $38,000	$6,381	$7,496	$10,789	$8,397
* 2007A and 4QA include $4.4 MM for our 50% share of the sale of Shops of San Marco, accounted for as an unconsolidated development; 2008E includes $21-$23 million of promote income

Financing Assumptions
Debt / total assets before depreciation including pro-rata share of JVs	45.8%	48.9	< 50%	46.2%	47.3%	48.5%	48.9%
Unsecured/secured debt offerings	$0
— interest rate	0.00%
— interest rate after hedge settlement	0.00%

	1Q07	2Q07	3Q07	4Q07
Net Asset Valuation Guidance
Expansion land and outparcels available
— estimated market value	$52,200	$58,217	$50,158	$47,214
NOI from CIP properties	$3,054	$2,503	$2,443	$2,742
NOI from leases signed but not yet rent-paying in stabilized developments	$876	$967	$2,534	$1,735
Straight-line rent receivable	$29,203	$30,400	$31,533	$32,531

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO Guidance to Net Income

December 31, 2007

All numbers are per share except weighted average shares

	Three Months Ended
Funds From Operations Guidance:	March 31, 2008		Full Year 2008
Net income for common stockholders	$0.35	0.39	$2.78	2.94
Add (less):
Depreciation expense and amortization	0.46	0.46	1.90	1.90
Loss (gain) on sale of operating properties	—	—	(0.14)	(0.14)

Funds From Operations	$0.81	0.85	$4.54	4.70

Weighted average shares (000’s)	70,622		70,683

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary.